UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
SCHEDULE 14C
SCHEDULE 14C INFORMATION
Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934
Check the appropriate box:
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☑      Definitive information statement
Lighting Science Group Corporation
(Name of Registrant as Specified in Its Charter)
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TABLE OF CONTENTS

Notice of Stockholder Action by Written Consent
Lighting Science Group Corporation
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
INTEREST OF CERTAIN PERSONS IN OPPOSITION TO MATTERS TO BE ACTED UPON
PROPOSAL BY SECURITY HOLDERS
EXPENSE OF INFORMATION STATEMENT
MULTIPLE STOCKHOLDERS SHARING ONE ADDRESS
OTHER INFORMATION
APPENDIX A
Lighting Science Group Corporation
120 Hancock Lane
Westampton, NJ 08060
Notice of Stockholder Action by Written Consent
To our Stockholders:
     The purpose of this letter is to inform you that on June 2, 2009 a stockholder of Lighting Science Group Corporation, a Delaware corporation (the “Company”, “we”, “us”, or “our”), holding voting rights representing approximately 63.1% of the outstanding shares of all of our capital stock and approximately 59.8% of the outstanding shares of our common stock executed a written consent in lieu of a special meeting approving our Second Restated Certificate of Incorporation, the effect of which changes the allocation of our previously authorized 500,000,000 shares of capital stock by decreasing the authorized common stock from 495,000,000 shares to 400,000,000 shares and by increasing the authorized preferred stock from 5,000,000 shares to 100,000,000 shares.
     Under the Delaware General Corporation Law and our Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws, the changes to our Amended and Restated Certificate of Incorporation may be effected, without a meeting of stockholders, by a resolution of our Board of Directors followed by written consent of stockholders holding voting rights equivalent to a majority of the voting power of all of our capital stock and a majority of the outstanding shares of each affected class of our stock. The described changes to our Amended and Restated Certificate of Incorporation have already been approved by our Board of Directors and by the required written consent of stockholders. This letter is the notice required by Section 228(e) of the Delaware General Corporation Law. We expect to begin mailing this Information Statement to stockholders on June 26, 2009.
     This letter and the accompanying Information Statement, which describes in more detail the changes to our Amended and Restated Certificate of Incorporation, are being furnished to our stockholders for informational purposes only.
WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY.

By Order of the Board of Directors,
/s/ Zach Gibler
Chief Executive Officer

June 26, 2009

Important Notice Regarding the Internet Availability of this Information Statement
A copy of this Information Statement is available to you free of charge at
http://investor.lsgc.com/sec.cfm. We are not soliciting your proxy or consent, but are furnishing an information statement to you pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of
1934, as amended.

Lighting Science Group Corporation
120 Hancock Lane
Westampton, NJ 08060

INFORMATION STATEMENT
PURSUANT TO SECTION 14(c)
OF THE SECURITIES EXCHANGE ACT OF 1934

     NO VOTE OR OTHER ACTION OF THE COMPANY’S STOCKHOLDERS IS REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT.
     WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.
     Lighting Science Group Corporation, a Delaware corporation (the “Company”, “we”, “us”, or “our”) is sending you this Information Statement solely for purposes of informing our stockholders of record as of May 1, 2009 (the “Record Date”), in the manner required by Regulation 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Delaware General Corporation Law (the “DGCL”), of the actions taken by our Board and Directors at a duly convened meeting and a stockholder by written consent in lieu of a special meeting. No action is requested or required on your part.
     NOTICE TO STOCKHOLDERS OF ACTION APPROVED BY WRITTEN CONSENT
     As of the Record Date, our Board of Directors unanimously adopted, and a stockholder holding voting rights representing a majority of the voting power of all of our capital stock and a majority of the outstanding shares of each affected class of our stock approved by written consent, resolutions further amending and restating our Amended and Restated Certificate of Incorporation (the “Amendment”). This Information Statement describes in more detail the changes to our Amended and Restated Certificate of Incorporation.
Why am I receiving this Information Statement?
     We are required under the Exchange Act and the DCGL to deliver a notice and Information Statement to our stockholders in order to inform them that stockholders and our Board of Directors have taken this action that will affect the Company.
What action was taken?
     Our Board of Directors and stockholders approved the Amendment in the form attached as Appendix A to this Information Statement. The Amendment changes the allocation of our previously authorized 500,000,000 shares of capital stock between common stock and preferred stock. The Amendment decreases the authorized common stock from 495,000,000 shares to 400,000,000 shares and increases the authorized preferred stock from 5,000,000 shares to 100,000,000 shares.
Why was this action taken?
     Currently, we are authorized to issue 500,000,000 shares of capital stock, including up to 5,000,000 shares of our preferred stock. As disclosed on our Current Reports on Form 8-K filed with the Securities and Exchange Commission on February 20, 2009 and May 21, 2009, we have committed to issue units consisting of newly designated Series D Non-Convertible Preferred Stock, par value $0.001 per share (the “Series D Preferred Stock”) and warrants to purchase common stock, pursuant to a rights offering (the “Rights Offering”). Currently, we do not have a sufficient number of authorized shares of preferred stock to conduct the offering of preferred stock contemplated by the Rights Offering. The Amendment increases the number of authorized shares of preferred stock by changing the allocation of previously authorized capital stock, thus providing us with a sufficient number of shares of preferred stock to conduct the Rights Offering. Notwithstanding this effect of the increase in the number of authorized shares of preferred stock, the Amendment is independent from, and not conditioned upon, the Rights Offering.
     The Amendment also gives our Board of Directors flexibility to issue from time to time additional shares of preferred stock based on its judgment as to the best interests of the Company and our stockholders. For example, if the Rights Offering is not fully subscribed, we may sell additional shares of our Series D Preferred Stock. Our Board of Directors is authorized to adopt resolutions in its discretion, and without any further action or vote by our stockholders, to issue shares of preferred stock in series, and by filing a certificate pursuant to the DGCL to establish the number of shares included in any series of preferred stock, and to fix the designation, powers, preferences and rights of the shares of each series of preferred stock and any qualifications, limitations or restrictions of each series; in each case subject to the limitations prescribed by the Amendment and by law.
     Other than pursuant to the Rights Offering, an additional offering of Series D Preferred Stock if the Rights Offering is not fully subscribed, or any optional conversions under the Convertible Note (as defined below), we currently have no plans, proposals or arrangements to issue additional shares of our preferred stock. Further, except for shares of our common stock that may be issued to our directors in satisfaction of directors’ fees or to certain executive officers pursuant to their employment arrangements, shares of our common stock that are reserved for issuance upon conversion or exercise of our 6% Convertible Preferred Stock, Series B Preferred Stock, outstanding stock options and outstanding warrants and shares that may be reserved for issuance upon exercise of warrants issued as part of the Rights Offering, upon any optional conversions under the Convertible Note, or as part of an additional offering of Series D Preferred Stock if the Rights Offering is not fully subscribed, we currently have no plans, proposals or arrangements to issue additional shares of our common stock. In addition we may reserve shares for issuance pursuant to the future grants of stock awards in accordance with our Amended and Restated Equity-Based Compensation Plan. However, our Board of Directors may, from time to time, deem it to be in the best interests of the Company and our stockholders to enter into transactions and other ventures that may include the issuance of shares of our common stock and/or preferred stock.
What is Happening in the Rights Offering?
     As a condition to entering into an unsecured Promissory Note executed by the Company to Pegasus Partners IV, L.P. and its affiliates (“Pegasus IV”) in the amount of $7 million (the “Original Note”), we agreed to use our best efforts to conduct the Rights Offering during the second fiscal quarter of 2009. As disclosed on our Current Report on Form 8-K filed with the Securities and Exchange Commission on May 21, 2009, we subsequently entered into a convertible note with Pegasus IV on May 15, 2009, in the amount of approximately $31.6 million (the “Convertible Note”) pursuant to which we agreed to, among other things, increase the size of the Rights Offering and offer at least 38,916,295 Units (as defined below) at $1.006 per Unit and use our reasonable best efforts to cause a registration statement (the “Registration Statement”) for the Rights Offering to be declared effective by the Securities and Exchange Commission (the “SEC”) no later than July 31, 2009. The Original Note was repaid with the proceeds from the Convertible Note. Any net cash proceeds of the Rights Offering will generally be applied to the payment of our outstanding indebtedness.
     As currently contemplated and if the Rights Offering is consummated, the holders of our common stock, 6% Convertible Preferred Stock, Series B Preferred Stock, and warrants to purchase common stock (the “Holders”) will receive one subscription right to purchase one Unit (“Unit”) at $1.006 per Unit, each Unit consisting of 1.006 shares of Series D Preferred Stock and one warrant (“Warrant”) to purchase one share of our common stock, for every one share of common stock issued (or issuable upon conversion or exercise) to such Holder on the record date of the Rights Offering. Additionally, each of our employees will be entitled to participate in the Rights Offering for an aggregate amount of up to 10% of the rights offered to the Holders. The source of the rights allocated to employees will be determined at the time of the Rights Offering. We plan to keep the Rights Offering open for a period of 30 days. The Series D Preferred Stock issued pursuant to the Rights Offering will be entitled to a cumulative annual dividend of 25%, but 17% of such annual dividend will be credited to the account of the holder and may only be used for purposes of satisfying the exercise price payable upon exercise of the Warrants. The Series D Preferred Stock will rank junior to the liquidation preferences of the holders of our 6% Convertible Preferred Stock, Series B Preferred Stock and Series C Preferred Stock but senior to the holders of common stock and will have to be redeemed by us on the eighth anniversary of the date of issuance or upon a change of control of the Company (which would include the payment or credit of all dividends through the eighth anniversary of the date of issuance). Except as required by law, the Series D Preferred Stock will not have voting rights and will not be convertible into any other security. The Warrants issued pursuant to the Rights Offering will have an exercise price of $6.00 per share and a term of 12 years. Although we are contractually obligated to use our best efforts to conduct the Rights Offering, we may seek to negotiate different terms for the Rights Offering depending upon market conditions at that time (although Pegasus IV and its affiliates would have no obligation to do so).
     If the Registration Statement is declared effective by the SEC prior to July 31, 2009, then, on the date that the Rights Offering is consummated, each $1.006 of the outstanding principal balance and accrued and unpaid interest on the Convertible Note will automatically convert into one Unit in the Rights Offering. Additionally, the Convertible Note provides Pegasus IV with the option to convert all or a portion of the outstanding principal and accrued and unpaid interest on the Convertible Note into a number of Units equal to one Unit for each $1.006 of outstanding principal and accrued and unpaid interest at any time following the expiration of twenty (20) calendar days after the mailing of this Information Statement. Pursuant to the Convertible Note, we have also agreed to allow Pegasus IV the right to acquire any Units not otherwise subscribed for under the terms of the Rights Offering.
THIS NOTICE OF PROPOSED REGISTERED OFFERING SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.
Did the action increase the total number of authorized shares?
     No. The Amendment does not change the total number of shares of capital stock authorized. The Amendment changes the allocation of the previously authorized capital stock by increasing the number of shares of preferred stock, while reducing the number of shares of common stock by an equal number.
How does the action affect my ownership interest?
     The Amendment does not, by itself, affect your ownership interests in the Company. Nevertheless, unless you participate on a pro rata basis in any subsequent issuances of shares of our common stock or preferred stock, in each case including by participating in the Rights Offering, our issuance of additional shares of common stock or preferred stock would reduce your ownership interest in the total outstanding shares of our common stock or preferred stock, respectively, in proportion to the number of shares of common stock or preferred stock issued. Our future issuance of additional shares may have the effect of diluting earnings per share and book value per share of the outstanding shares at that time. In addition, if additional shares of preferred stock are issued, holders of those shares would be entitled to the number of votes, powers, preferences and rights determined by the certificate of designation that establishes that series of preferred stock, and such shares of preferred stock may have a priority over your shares of common stock with respect to the payment of dividends, redemption payments and rights upon liquidation, dissolution or winding-up of the affairs of the Company.
How does the action affect my voting interest?
     The Amendment does not, by itself, affect your voting interests in the Company. Nevertheless, unless you participate on a pro rata basis in any subsequent issuances of shares of our common stock or preferred stock, in each case including by participating in the Rights Offering, our issuance of additional shares of common stock or preferred stock may reduce your voting interest. Additionally, if additional shares of preferred stock are issued, holders of those shares would be entitled to the number of votes determined by the certificate of designation that establishes that series of preferred stock, and such shares of preferred stock may be entitled to more than one vote for each share of preferred stock. Therefore, any subsequent issuance of preferred stock may disproportionately affect the voting power of holders of our common stock or preferred stock.
What are the voting rights of the authorized shares of stock?
     As of the Record Date, there were 30,127,066 shares of common stock, 196,902 shares of 6% Convertible Preferred Stock, 2,000,000 shares of Series B Preferred Stock, and 251,739 shares of Series C Preferred Stock outstanding. Holders of common stock are entitled to one vote per share of common stock. Each share of preferred stock, however, is entitled to a number of votes determined by the certificate of designation that establishes that series of preferred stock. Holders of 6% Convertible Preferred Stock are entitled to one vote for each share of common stock into which a share of 6% Convertible Preferred Stock is convertible, which currently equals 0.533333 votes per share of 6% Convertible Preferred Stock. Holders of Series B Preferred Stock are entitled to 3.5 votes for each share of common stock into which a share of Series B Preferred Stock is convertible, which currently equals 4.645880 votes per share of Series B Preferred Stock. Holders of Series C Preferred Stock are entitled to 15 votes per share of Series C Preferred Stock. As noted above, the Series D Preferred Stock contemplated by the Rights Offering is not expected to have voting rights. If and when additional shares of preferred stock are issued, holders of those shares would be entitled to a number of votes determined by the certificate of designation that establishes that series of preferred stock.

How else might the action affect my shares?
     The Amendment could have an anti-takeover effect because additional preferred shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make more difficult a change in control or takeover of the Company. Our Board of Directors is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and this action to further amend and restate our Amended and Restated Certificate of Incorporation was not taken with the intent that it be utilized as a type of anti-takeover device.
What consent was required in order to further amend and restate the Amended and Restated Certificate of Incorporation?
     The action to further amend and restate our Amended and Restated Certificate of Incorporation required the approval of our Board of Directors and the consent of holders of voting rights equivalent to a majority of the voting power of all of our capital stock and a majority of the outstanding shares of each affected class of our stock. A majority means one vote more than 50% of the number of shares that would have been eligible to vote at a meeting of stockholders.
What Board approval was obtained for the action?
     The action was approved unanimously by our Board of Directors.
Why was there no stockholders’ meeting?
     Under the DGCL and our Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws, the changes to our Amended and Restated Certificate of Incorporation may be effected, without a meeting of stockholders, by a resolution of our Board of Directors followed by written consent of stockholders holding voting rights equivalent to a majority of the voting power of all of our capital stock and a majority of the outstanding shares of each affected class of our stock. The described changes to our Amended and Restated Certificate of Incorporation were approved by our Board of Directors and by the written consent of holders of voting rights equivalent to a majority of the voting power of all of our capital stock and a majority of our common stock, so no stockholders’ meeting was required.
How many shares consented to the action?
     A stockholder holding voting rights equivalent to approximately 63.1% of the outstanding shares of all of our capital stock and approximately 59.8% of the outstanding shares of our common stock executed a written consent approving the Amendment.
Is it necessary for me to do anything to approve the actions?
     No. No other votes are necessary or required. The action will become effective when the Second Restated Certificate of Incorporation is filed with the Secretary of State of the State of Delaware, which will occur no earlier than twenty (20) calendar days after the mailing of this Information Statement.
Am I entitled to dissenter’s rights?
     No. The Delaware General Corporation Law does not provide for dissenter’s rights for this amendment of our Amended and Restated Certificate of Incorporation.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
     The following table presents information known to us about the beneficial ownership of our common stock, 6% Convertible Preferred Stock, Series B Preferred Stock and Series C Preferred Stock as of June 26, 2009 by: (i) each of our named executive officers and executive officers; (ii) all of our executive officers and directors as a group (12 persons); and (iii) each person who was known to us to be the beneficial owner of more than five percent of our outstanding shares of common stock, 6% Convertible Preferred Stock, Series B Preferred Stock and Series C Preferred Stock. Zach Gibler, Chief Executive Officer; Kathryn Reynolds, Senior Vice President, Strategy and Finance; Stephen Hamilton, Vice President — Finance, and Fredric Maxik, Chief Scientific Officer, are currently the only executive officers of the Company.
     Except as otherwise indicated, the address for each beneficial owner is Lighting Science Group Corporation, 120 Hancock Lane, Westampton, New Jersey 08060. The applicable percentage ownership of our common stock is based on 30,182,066 shares of common stock issued and outstanding as of June 26, 2009, plus, on an individual basis, the right of that individual to obtain common stock upon exercise of stock options or warrants or upon the conversion of 6% Convertible Preferred Stock or Series B Preferred Stock within 60 days of June 26, 2009. The applicable percentage ownership of our 6% Convertible Preferred Stock is based on 196,902 shares of 6% Convertible Preferred Stock issued and outstanding as of June 26, 2009. The applicable percentage ownership of our Series B Preferred Stock is based on 2,000,000 shares of Series B Preferred Stock issued and outstanding as of June 26, 2009. The applicable percentage ownership of our Series C Preferred Stock is based on 251,739 shares of Series C Preferred Stock issued and outstanding as of June 26, 2009.

				6% Convertible		Series B Preferred			Series C Preferred
	Common Stock			Preferred Stock		Stock			Stock
	Shares			Shares		Shares			Shares
Name and Address of	Beneficially		Percent	Beneficially	Percent	Beneficially		Percent	Beneficially		Percent
Beneficial Owner	Owned (1)		of Class	Owned (1)	of Class	Owned (1)		of Class	Owned (1)		of Class
Directors and Executive Officers
Robert Bachman (2)	181,916		*	10,413	5.3%

David Bell	52,273		*

Zach Gibler (3)	87,500		*

Stephen Hamilton (4)	89,952		*

Donald Harkleroad (5)	178,198		*	15,625	7.9%

Kenneth Honeycutt	125,000		*

Richard Kelson (6)	78,410		*

Fredric Maxik (7)	203,112		*

Govi Rao (8)	555,626		1.8%						11,764	(14)	4.7%

Bonnie Reiss (9)	78,409		*

Kathryn Reynolds (10)	55,000		*

Daryl Snadon (11)	198,080		*	29,238	14.8%

Richard Weinberg	—		—

Directors and Executive Officers as a Group (12 persons)	1,758,476		5.7%	55,276	28.0%				11,764		4.7%

Certain Persons
LED Holdings, LLC (12)(13)	20,666,856	(14)	62.9%			2,000,000	(15)	100%

Pegasus Partners IV, LP (13)	56,670,563	(16)	82.3%			2,000,000	(15)	100%	239,975	(17)	95.3%

AG Offshore Convertibles Ltd (18)				100,000	50.8%

Philip R. Lacarte (18)				10,374	5.3%

*	Less than 1%.

(1)	The number and percentage of shares of our common stock, 6% Convertible Preferred Stock, Series B Preferred Stock and Series C Preferred Stock beneficially owned is determined under the rules of the Securities and Exchange Commission and is not necessarily indicative of beneficial ownership for any other purpose. Under these rules, beneficial ownership includes any shares for which a person has sole or shared voting power or investment power.

(2)	Includes 5,554 shares of common stock issuable to USGT Investors, L.P. pursuant to the conversion of 6% Convertible Preferred Stock, 22,187 shares of common stock issuable to USGT Investors, L.P. upon the exercise of warrants, and 49,687 shares of common stock issuable to USGT Investors, L.P. pursuant to the exercise of stock options issued under the Amended and Restated Equity-Based Compensation Plan. Mr. Bachman is controlling shareholder in the sole corporate general partner of USGT Investors, L.P. and may be deemed the beneficial owner of the shares held by USGT Investors, L.P.

(3)	Includes 25,000 shares of common stock issuable to Mr. Gibler upon the exercise of stock options and 62,500 shares of restricted stock issued to Mr. Gibler under the Amended and Restated Equity-Based Compensation Plan.

(4)	Includes 34,667 shares of common stock issuable to Mr. Hamilton upon the exercise of stock options and 55,000 shares of restricted stock issued to Mr. Hamilton under the Amended and Restated Equity-Based Compensation Plan.

(5)	Includes 8,333 shares of common stock issuable to The Bristol Company pursuant to the conversion of 6% Convertible Preferred Stock, 2,343 shares of common stock issuable to The Bristol Company upon exercise of warrants, and 54,687 shares of common stock issuable to The Bristol Company upon exercise of stock options issued under the Amended and Restated Equity-Based Compensation Plan. Mr. Harkleroad is the sole shareholder of The Bristol Company and may be deemed the beneficial owner of the shares held by The Bristol Company.

(6)	Excludes 18,012,067 shares of common stock held directly by LED Holdings, LLC (“LED Holdings”) and 2,654,789 shares of common stock issuable upon conversion of 2,000,000 shares of Series B Preferred Stock held directly by LED Holdings. Mr. Kelson shares voting and dispositive power over our shares of common stock and our Series B Preferred Stock only as a member and manager of LED Holdings and by virtue of such status may be deemed to be the beneficial owner of the shares of common stock and our Series B Preferred stock held by LED Holdings. Mr. Kelson disclaims beneficial ownership of our shares of common stock and Series B Preferred Stock held directly by LED Holdings, except to the extent of any pecuniary interest.

(7)	Includes 25,000 shares of common stock issuable to Mr. Maxik upon the exercise of stock options and 175,000 shares of restricted stock issued to Mr. Maxik under the Amended and Restated Equity-Based Compensation Plan.

(8)	Includes 4,166 shares of common stock issuable to Mr. Rao upon the exercise of stock options and 375,000 shares of restricted stock issued to Mr. Rao under the Amended and Restated Equity-Based Compensation Plan. Also includes 176,460 shares of common stock issuable to Mr. Rao upon exercise of warrants. Excludes 18,012,067 shares of common stock held directly by LED Holdings and 2,654,789 shares of common stock issuable upon conversion of 2,000,000 shares of Series B Preferred Stock held directly by LED Holdings, Mr. Rao shares voting and dispositive power over our shares of common stock and our Series B Preferred Stock only as a manager of LED Holdings and by virtue of such status may be deemed to be the beneficial owner of the shares of common stock and our Series B Preferred stock held by LED Holdings, Mr. Rao disclaims beneficial ownership of our shares of common stock and Series B Preferred Stock held directly by LED Holdings, except to the extent of any pecuniary interest.

(9)	Includes 78,409 shares of common stock held by B&T Holdings, LLC. Ms. Reiss owns 50% of the stock of B&T Holdings, LLC and may be deemed to have shared voting and/or investment power with respect to the shares owned by B&T Holdings, LLC.

(10)	Includes 55,000 shares of restricted stock issued to Ms. Reynolds under the Amended and Restated Equity-Based Compensation Plan.

(11)	Includes 15,594 shares of common stock issuable to Mr. Snadon upon conversion of 6% Convertible Preferred Stock, 31,886 shares of common stock issuable to Mr. Snadon upon the exercise of warrants and 2,500 shares of common stock issuable to Mr. Snadon upon exercise of stock options issued under the Amended and Restated Equity-Based Compensation Plan.

(12)	The principal address and principal office of LED Holdings, LLC is c/o Pegasus Capital Advisors, L.P., 99 River Road, Cos Cob, CT 06807.

(13)	PP IV (AIV) LED, LLC (“ PPAIV “), PP IV LED, LLC (“PPLED “), Pegasus Partners IV, LP (“Pegasus IV”), Richard Kelson, Pegasus Investors IV, L.P. (“PIIV”), Pegasus Investors IV GP, L.L.C. (“PIGP”), Pegasus Capital, LLC (“PLLC”), Craig Cogut and LED Effects, Inc. are members of LED Holdings (the “LED Holdings Members”). Other than 36,003,707 shares of common stock issuable upon the exercise of warrants directly beneficially owned by Pegasus IV and 78,410 shares of common stock directly beneficially owned by Mr. Kelson, the LED Holdings Members do not directly own any of our common stock or our Series B Preferred Stock. The LED Holdings Members share voting and dispositive power over our shares of common stock and our Series B Preferred Stock only as members of LED Holdings and by virtue of such status may be deemed to be the beneficial owners of the shares of common stock and Series B Preferred Stock held by LED Holdings. The LED Holdings Members disclaim beneficial ownership of the shares of common stock and Series B Preferred Stock held by LED Holdings, except to the extent of any pecuniary interest, and this statement shall not be deemed to be an admission that they are the beneficial owners of such securities. Pegasus IV, PPAIV and PPLED are funds managed by Pegasus Capital Advisors, L.P. PIIV is the general partner of Pegasus IV and PIGP is the general partner of PIIV. PIGP is wholly owned by Pegasus Capital, LLC (“PCLLC”). PCLLC may be deemed to be directly or indirectly controlled by Craig Cogut. By virtue of the foregoing, PIIV, PIGP, PCLLC and Mr. Cogut may be deemed to share voting power and power to direct the disposition of the securities held by Pegasus IV. Each of PIIV, PIGP, PCLLC and Mr. Cogut disclaims beneficial ownership of any of our securities owned by Pegasus IV. The principal address and principal office of Pegasus IV and certain affiliates is c/o Pegasus Capital Advisors, L.P., 99 River Road, Cos Cob, CT 06807.

(14)	Includes 18,012,067 shares of common stock held by, and 2,654,789 shares of common stock issuable to, LED Holdings upon conversion of 2,000,000 shares of Series B Preferred Stock.

(15)	Holders of our Series B Preferred Stock are entitled to 3.5 votes for each share of common stock into which such share of Series B Preferred Stock is then convertible and have voting rights and powers equal to the voting rights and powers of the common stock (except as otherwise expressly provided in the Certificate of Designation of Series B Preferred Stock or as required by law), voting together with the common stock as a single class.

(16)	Includes 18,012,067 shares of common stock held directly by LED Holdings and 2,654,789 shares of common stock issuable to LED Holdings upon conversion of 2,000,000 shares of Series B Preferred Stock held directly by LED Holdings (as discussed in footnote 14, above). Also includes 36,003,707 shares of common stock issuable upon exercise of warrants issued to Pegasus IV or issuable to Pegasus IV in connection with the conversion of the Convertible Note.

(17)	Holders of our Series C Preferred Stock are entitled to 15 votes per share of Series C Preferred Stock and have voting rights and powers equal to the voting rights and powers of the common stock (except as otherwise expressly provided in the Certificate of Designation of Series C Preferred Stock or as required by law), voting together with the common stock as a single class.

(18)	AG Offshore Convertibles Ltd. and Mr. Lacarte have not filed reports regarding their ownership of the Company’s common stock with the SEC pursuant to Sections 13 or 16 of the Securities Exchange Act of 1934, as amended, and therefore the Company is not in a position to disclose such holders’ beneficial ownership of the Company’s common stock.

INTEREST OF CERTAIN PERSONS
IN OPPOSITION TO MATTERS TO BE ACTED UPON
     No officer or director of the Company has any substantial interest in the matters to be acted upon, other than his or her role as an officer or director of the Company. No director of the Company opposed the actions taken by the Company set forth in this Information Statement.
PROPOSAL BY SECURITY HOLDERS
     No security holder has asked the Company to include any proposal in this Information Statement.
EXPENSE OF INFORMATION STATEMENT
     The expenses of mailing this Information Statement will be borne by us, including expenses in connection with the preparation and mailing of this Information Statement and all documents that now accompany or may after supplement it. It is contemplated that brokerage houses, custodians, nominees, and fiduciaries will be requested to forward the Information Statement to the beneficial owners of our common stock held of record by such persons and that we will reimburse them for their reasonable expenses incurred in connection therewith.
MULTIPLE STOCKHOLDERS SHARING ONE ADDRESS
     In accordance with Rule 14a-3(e)(1) promulgated pursuant to the Exchange Act, one Information Statement may be delivered to two or more stockholders who share an address, unless we have received contrary instructions from one or more of the stockholders. We will deliver promptly upon written or oral request a separate copy of this Information Statement to a stockholder at a shared address to which a single copy of this Information Statement was delivered. Requests for additional copies of this Information Statement, and requests that in the future separate communications be sent to stockholders who share an address, should be directed to our General Counsel, 120 Hancock Lane, Westampton, NJ 08060, or at telephone number (609) 265-1401.
OTHER INFORMATION
     We file annual, quarterly and current reports, proxy statements, and registration statements with the SEC. These filings are available to the public over the Internet at the SEC’s website at http://www.sec.gov. You may also read and copy any document we file with the SEC without charge at the public reference facility maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may also obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the operation of the public reference facilities.

By Order of the Board of Directors,
/s/ Zach Gibler
Chief Executive Officer

APPENDIX A
SECOND RESTATED CERTIFICATE OF INCORPORATION
OF
LIGHTING SCIENCE GROUP CORPORATION
               Lighting Science Group Corporation (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware (the “DGCL”), hereby certifies as follows:
               1. The name of the Corporation is Lighting Science Group Corporation.
               2. The Corporation was originally incorporated in the State of Delaware on June 16, 1988, under the name Neo Corp.
               3. This Second Restated Certificate of Incorporation of the Corporation (the “Certificate of Incorporation”) has been duly adopted in accordance with the provisions of Sections 228, 242 and 245 of the DGCL and written notice of the adoption of this Certificate of Incorporation has been given as provided by Section 228 of the DGCL to the stockholders entitled to such notice.
               4. The text of the Certificate of Incorporation of the Corporation is hereby amended and restated to read in its entirety as follows:
SECOND RESTATED CERTIFICATE OF INCORPORATION
OF
LIGHTING SCIENCE GROUP CORPORATION
               FIRST: The name of the corporation (hereinafter called the “Corporation”) is
               Lighting Science Group Corporation
               SECOND: The address, including street, number, city, and county, of the registered office of the Corporation in the State of Delaware is 3500 South Dupont Highway; City of Dover, County of Kent, and the name of the registered agent of the Corporation in the State of Delaware is Business Incorporators, Inc.
               THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.
               FOURTH: The total number of shares of stock which the Corporation shall have authority to issue is Five Hundred Million (500,000,000), consisting of Four Hundred Million (400,000,000) shares of Common Stock, all of a par value of $0.001, and One Hundred Million (100,000,000) shares of Preferred Stock, all of a par value of $0.001.
               The Board of Directors is authorized, subject to limitations prescribed by law, to provide for the issuance of the shares of Preferred Stock in series, and by filing a certificate pursuant to the applicable law of the State of Delaware, to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and any qualifications, limitations or restrictions thereof.
               Pursuant to the authority conferred by this Article Fourth, the following series of Preferred Stock have been designated, each such series consisting of such number of shares, with such voting powers and with such designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions therefor as are stated and expressed in Exhibits A, B and C attached hereto and incorporated herein by reference:
               Exhibit A:           6% Convertible Preferred Stock
               Exhibit B:           Series B Preferred Stock
               Exhibit C:           Series C Preferred Stock
               FIFTH: The Corporation is to have perpetual existence.

               SIXTH: Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.
               SEVENTH: For the management of the business and for the conduct of the affairs of the Corporation, and in further definition, limitation and regulation of the powers of the Corporation and of its directors and of its stockholders or any class thereof, as the case may be, it is further provided:
     The management of the business and the conduct of the affairs of the Corporation shall be vested in its Board of Directors. The number of directors which shall constitute the whole Board of Directors shall be fixed by, or in the manner provided in, the Bylaws. No election of directors need be by written ballot. The Board of Directors is expressly empowered to adopt, amend or repeal By-Laws of the Corporation.
     Whenever the Corporation shall be authorized to issue only one class of stock, each outstanding share shall entitle the holder thereof to notice of, and the right to vote at, any meeting of stockholders. Whenever the Corporation shall be authorized to issue more than one class of stock, no outstanding share of any class of stock which is denied voting power under the provisions of the certificate of incorporation shall entitle the holder thereof to the right to vote at any meeting of stockholders except as the provisions of paragraph (2) of subsection (b) of section 242 of the General Corporation Law of the State of Delaware shall otherwise require; provided, that no share of any such class which is otherwise denied voting power shall entitle the holder thereof to vote upon the increase or decrease in the number of authorized shares of said class.
               EIGHTH: The personal liability of the directors of the Corporation is hereby eliminated to the fullest extent permitted by paragraph (7) of subsection (b) of section 102 of the General Corporation Law of the State of Delaware, as the same be amended and supplemented.
               NINTH: The Corporation shall, to the fullest extent permitted by Section 145 of the General Corporation Law of the State of Delaware, as the same may be amended and supplemented, indemnify, and advance expenses to, any and all persons whom it shall have power to indemnify under said section from and against any and all of the expenses, liabilities or other matters referred to in or covered by said section, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any By-Law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.
               TENTH: From time to time any of the provisions of this certificate of incorporation may be amended, altered or repealed, and other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted in the manner and at the time prescribed by said laws, and all rights at any time conferred upon the stockholders of the Corporation by this certificate of incorporation are granted subject to the provisions of this Article TENTH.
               IN WITNESS WHEREOF, Lighting Science Group Corporation has caused this Second Restated Certificate of Incorporation to be signed by its Chief Executive Officer this ___day of July, 2009.

By:
Name:	Zach Gibler
Title:	Chief Executive Officer

EXHIBIT A
6% Convertible Preferred Stock
of
LIGHTING SCIENCE GROUP CORPORATION
     1. Number of Shares; Designation. A total of 2,656,250 shares of preferred stock, par value $0.001 per share, of the Corporation are hereby designated as 6% Convertible Preferred Stock (the “Series”). Shares of the Series (“Preferred Shares”) will be issued pursuant to the terms of a Securities Purchase Agreement, dated as of May 10, 2005, by and among the Corporation and the Purchasers named therein (the “Purchase Agreement”). Capitalized terms used herein and not otherwise defined have the respective meanings set forth in the Purchase Agreement.
     2. Rank. The Series shall, with respect to payment of dividends, redemption payments and rights upon liquidation, dissolution or winding-up of the affairs of the Corporation, rank:
(i)	Senior and prior to the Common Stock, par value $0.001 per share, of the Corporation (the “Common Stock”), and any additional series of preferred stock which may in the future be issued by the Corporation and are designated in the amendment to the Certificate of Incorporation or the certificate of designation establishing such additional preferred stock as ranking junior to the Preferred Shares. Any shares of the Corporation’s capital stock which are junior to the Preferred Shares with respect to the payment of dividends are hereinafter referred to as “Junior Dividend Shares” and any shares which are junior to the Preferred Shares with respect to redemption, payment and rights upon liquidation, dissolution or winding-up of the affairs of the Corporation are hereinafter referred to as “Junior Liquidation Shares”.

(ii)	Pari passu with any additional series of preferred stock which may in the future be issued by the Corporation and are designated in the amendment to the Certificate of Incorporation or the certificate of designation establishing such additional preferred stock as ranking equal to the Preferred Shares or which do not state they are Junior Dividend Shares or Senior Dividend Shares (as defined below). Any shares of the Corporation’s capital stock which are equal to the Preferred Shares with respect to the payment of dividends are hereinafter referred to as “Parity Dividend Shares” and any shares which are equal to the Preferred Shares with respect to redemption, payment and rights upon liquidation, dissolution or winding-up of the affairs of the Corporation are hereinafter referred to as “Parity Liquidation Shares”.

(iii)	Junior to any additional series of preferred stock which may in the future be issued by the Corporation and are designated in the amendment to the Certificate of Incorporation or the certificate of designation establishing such additional preferred stock as ranking senior to the Preferred Shares. Any shares of the Corporation’s capital stock which are senior to the Preferred Shares with respect to the payment of dividends are hereinafter referred to as “Senior Dividend Shares” and any shares which are senior to the Preferred Shares with respect to redemption, payment and rights upon liquidation, dissolution or winding-up of the affairs of the Corporation are hereinafter referred to as “Senior Liquidation Shares”.
     The Corporation may not issue additional shares of preferred stock which are not (a) Junior Stock (as defined in paragraph 3(c) below) or (b) both Parity Liquidation Shares and Parity Dividend Shares without the consent of the holders of a majority of the Preferred Shares.
     3. Dividends.
     (a) The dividend rate on Preferred Shares shall be $0.192 per share per annum. Dividends on Preferred Shares shall be fully cumulative, accruing, without interest, from the date of original issuance of the Series through the date of redemption or conversion thereof, and, to the extent so declared by the Board of Directors, shall be payable in arrears on August 10, November 10, February 10 and May 10 of each year, commencing August 10, 2005, except that if such date is not a Business Day then to the extent so declared by the Board of Directors the dividend shall be payable on the first immediately succeeding Business Day (as used herein, the term “Business Day” shall mean any day except a Saturday, Sunday or day on which banking institutions are legally authorized to close in Dallas,

Texas) (each such date being hereinafter referred to as a “Dividend Payment Date”). Dividends on the Preferred Shares shall be paid in cash; provided, however, if all of the Stock Payment Conditions are met on the applicable Dividend Payment Date and on each of the ten consecutive Trading Days immediately preceding such date (the applicable “Stock Payment Period”), the Corporation may pay such dividends, at the Corporation’s option, (i) in fully paid and nonassessable shares of Common Stock (such dividends paid in such form being herein called “PIK Dividends”) or (ii) in cash. PIK Dividends shall be paid by delivering to each record holder of Preferred Shares a number of shares of Common Stock (“PIK Dividend Shares”) determined by dividing (x) the total aggregate dollar amount of dividends accrued and unpaid with respect to Preferred Shares owned by such record holder on the record date for the applicable Dividend Payment Date (rounded to the nearest whole cent) by (y) the applicable PIK Dividend Price. In order to deliver PIK Dividend Shares in lieu of cash on a Dividend Payment Date, the Corporation must deliver, on or before the fifteenth (15th) calendar day immediately prior to such date, written notice to each Holder of Preferred Shares stating that the Corporation wishes to do so (a “PIK Stock Dividend Notice”); in the event that the Corporation does not deliver a PIK Stock Dividend Notice on or before such fifteenth (15th) day, the Corporation will be deemed to have elected to pay the related dividend in cash. Each Holder shall promptly thereafter deliver to the Corporation instructions designating whether such Holder wishes to receive delivery of its PIK Dividend Shares in physical certificates (and, if so, at what address) or through the Depository Trust Company (“DTC”), as long as no legend is required by the terms of the Purchase Agreement to be imprinted on such Shares (and, if so, the account number to be credited). If the Corporation wishes to deliver PIK Dividend Shares in lieu of cash with respect to accrued dividends, it must do so with respect to all (but not less than all) of such dividends. A PIK Stock Dividend Notice, once delivered by the Corporation, shall be irrevocable unless the Corporation ceases to satisfy all of the Stock Payment Conditions at any time after delivering such PIK Stock Dividend Notice, in which case such notice shall be deemed revoked and the dividend to which such notice relates shall be payable in cash on the Dividend Payment Date. The Corporation shall not issue fractional shares of Common Stock to which Holders may become entitled pursuant to this subparagraph, but in lieu thereof, the Corporation shall round the number of shares to be issued up to the next whole number. Each dividend shall be paid to the Holders of record of Preferred Shares as they appear on the stock register of the Corporation on the record date, not less than 10 nor more than 60 days preceding the applicable Dividend Payment Date, as shall be fixed by the Board of Directors. Dividends payable on each Dividend Payment Date shall be computed on the basis of a 360-day year of twelve 30-day months and rounded to the nearest cent. Dividends on account of arrearages for any past Dividend Payment Date may be declared and paid at any time, without reference to any scheduled Dividend Payment Date, to holders of record on such date, not exceeding 45 days preceding the payment date thereof, as may be fixed by the Board of Directors of the Corporation. Dividends shall accrue regardless of whether the Corporation has earnings, whether there are funds legally available therefor and/or whether declared. No interest shall be payable with respect to any dividend payment that may be in arrears. Holders of Preferred Shares called for redemption between the close of business on a dividend payment record date and the close of business on the corresponding Dividend Payment Date shall, in lieu of receiving such dividend on the Dividend Payment Date fixed therefor, receive such dividend payment on the date fixed for redemption together with all other accrued and unpaid dividends to the date fixed for redemption. The Holders shall not be entitled to any dividends other than the dividends provided for in this paragraph 3.
     (b) No dividends, except as described in the next succeeding sentence, shall be declared or paid or set apart for payment on any Parity Dividend Shares for any period unless full cumulative dividends have been or contemporaneously are declared and paid or declared and set aside for payment for all accrued dividends with respect to the Series through the most recent Dividend Payment Date ending on or prior to the date of payment. Unless dividends accrued and payable but unpaid on Preferred Shares and any Parity Dividend Shares at the time outstanding have been paid in full, all dividends declared by the Corporation upon Preferred Shares or Parity Dividend Shares shall be declared pro rata with respect to all such shares, so that the amounts of any dividends declared on Preferred Shares and the Parity Dividend Shares shall in all cases bear to each other the same ratio that, at the time of the declaration, all accrued but unpaid dividends on Preferred Shares and the other Parity Dividend Shares, respectively, bear to each other.
     (c) If at any time the Corporation has failed to (x) pay or set apart for payment all accrued dividends on any Preferred Shares through the then most recent Dividend Payment Date and (y) set apart for payment an amount in cash equal to the scheduled dividend payments for each of the next two Dividend Payment Dates, the Corporation shall not, and shall not permit any corporation or other entity directly or indirectly controlled by the Corporation to:
(i)	declare or pay or set aside for payment any dividend or other distribution on or with respect to any Junior Dividend Shares, whether in cash, securities, obligations or otherwise (other than dividends or distributions paid in shares of capital stock of the Corporation ranking junior to Preferred Shares both as to the payment of dividends and as to rights in liquidation, dissolution or winding-up of the affairs of the Corporation (“Junior Stock”), or options, warrants or rights to subscribe for or purchase shares of Junior Stock); or

(ii)	redeem, purchase or otherwise acquire, or pay into, set apart money or make available for a sinking or other analogous fund for the redemption, purchase or other acquisition of, any Preferred Shares (unless all of the Preferred Shares are concurrently redeemed), Parity Dividend Shares, Parity Liquidation Shares or shares of Junior Stock for any consideration (except by conversion into or exchange for Junior Stock); provided, however, that this restriction shall not apply to the repurchase of shares of Common Stock from employees, officers, directors, consultants or other persons performing services for the Corporation or any subsidiary pursuant to agreements under which the Corporation has the option to repurchase such shares at cost or at cost plus interest at a rate not to exceed nine percent (9%) per annum, or, if lower than cost, at fair market value, upon the occurrence of certain events, such as the termination of employment; and provided further, that the total amount applied to the repurchase of shares of Common Stock shall not exceed $100,000 during any twelve month period, unless, in each such case, all dividends accrued on Preferred Shares through the most recent Dividend Payment Date and on any Parity Dividend Shares have been or contemporaneously are declared and paid in full.
     (d) Any reference to “distribution” contained in this paragraph 3 shall not be deemed to include any distribution made in connection with any liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary.
     4. Liquidation.
     (a) The liquidation value per Preferred Share, in case of the voluntary or involuntary liquidation, dissolution or winding-up of the affairs of the Corporation, shall be an amount equal to $3.20, subject to adjustment in the event of a stock split, stock dividend or similar event applicable to the Series (the “Purchase Price”), plus an amount equal to the cash value of dividends accrued and unpaid thereon, whether or not declared, to the payment date (the “Liquidation Value”).
     (b) In the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Corporation (a “Liquidation Event”), the Holders (i) shall not be entitled to receive the Liquidation Value of the shares held by them until the liquidation value of all Senior Liquidation Shares shall have been paid in full, and (ii) shall be entitled to receive the Liquidation Value of such shares held by them in preference to and in priority over any distributions upon the Junior Liquidation Shares. Upon payment in full of the Liquidation Value to which the Holders are entitled, the Holders will not be entitled to any further participation in any distribution of assets by the Corporation. If the assets of the Corporation are not sufficient to pay in full the Liquidation Value payable to the Holders and the liquidation value payable to the holders of any Parity Liquidation Shares, the holders of all such shares shall share ratably in such distribution of assets in accordance with the amounts that would be payable on the distribution if the amounts to which the Holders and the holders of Parity Liquidation Shares are entitled were paid in full.
     (c) For purposes of this paragraph 4, a Change of Control shall be treated as a Liquidation Event and shall entitle each Holder to receive, upon the consummation of such Change of Control, and at such Holder’s option, cash in an amount equal to the Liquidation Value of such Holder’s Preferred Shares.
     (d) The Corporation shall, no later than the date on which a Liquidation Event occurs or is publicly announced, deliver in accordance with the notice provisions of the Purchase Agreement written notice of any Liquidation Event, stating the payment date or dates when and the place or places where the amounts distributable in such circumstances shall be payable, not less than 30 days prior to any payment date stated therein, to each Holder.
     (e) Whenever the distribution provided for in this paragraph 4 shall be payable in securities or property other than cash, the value of such distribution shall be the fair market value of such securities or other property as determined in good faith by the Independent Directors.

     5. Series Redemption. The Corporation shall redeem, from any source of funds legally available therefor, all outstanding Preferred Shares on May 10, 2010 (the “Series Redemption Date”). The Corporation shall effect such redemption on the Series Redemption Date by paying in cash in exchange for the Preferred Shares to be redeemed a sum equal to the Purchase Price of the Series plus all declared or accumulated but unpaid dividends on such shares.
     6. Conversion.
     (a) Right to Convert; Forced Conversion. Each Holder shall have the right to convert, at any time and from time to time after the Closing Date, all or any part of the Preferred Shares held by such Holder into such number of fully paid and non-assessable Conversion Shares as is determined in accordance with the terms hereof (a “Conversion”). In addition, if all of the Forced Conversion Conditions are met, the Corporation shall have the right, upon written notice delivered to each Holder (the “Forced Conversion Notice”), to cause all of the Holders to convert all (but not less than all) of their Preferred Shares into Conversion Shares. Upon a forced Conversion under this paragraph 6(a), the other provisions of this paragraph 6 shall apply as if such forced Conversion were a voluntary Conversion by all of the Holders.
     (b) Conversion Notice. In order to convert Preferred Shares, a Holder shall send to the Corporation by facsimile transmission, at any time prior to 3:00 p.m., central time, on the Business Day on which such Holder wishes to effect such Conversion (the “Conversion Date”), a notice of conversion in substantially the form attached as Annex I hereto (a “Conversion Notice”), stating the number of Preferred Shares to be converted, the amount of dividends accrued (but remaining unpaid) thereon, and a calculation of the number of shares of Common Stock issuable upon such Conversion in accordance with the formula set forth in paragraph 6(c) below setting forth the basis for each component thereof, including the details relating to any adjustments made to the Conversion Price. The Holder shall promptly thereafter send the Conversion Notice and the certificate or certificates being converted to the Corporation. The Corporation shall issue a new certificate for Preferred Shares to the Holder in the event that less than all of the Preferred Shares represented by a certificate are converted; provided, however, that the failure of the Corporation to deliver such new certificate shall not affect the right of the Holder to submit a further Conversion Notice with respect to such Preferred Shares and, in any such case, the Holder shall be deemed to have submitted the original of such new certificate at the time that it submits such further Conversion Notice. Except as otherwise provided herein, upon delivery of a Conversion Notice by a Holder in accordance with the terms hereof, such Holder shall, as of the applicable Conversion Date, be deemed for all purposes to be the record owner of the Common Stock to which such Conversion Notice relates. In the case of a dispute between the Corporation and a Holder as to the calculation of the Conversion Price or the number of Conversion Shares issuable upon a Conversion (including, without limitation, the calculation of any adjustment to the Conversion Price following any adjustment thereof), the Corporation shall issue to such Holder the number of Conversion Shares that are not disputed within the time periods specified in paragraph 6(d) below and shall submit the disputed calculations to a certified public accounting firm of national reputation (other than the Corporation’s regularly retained accountants) within two (2) Business Days following the Corporation’s receipt of such Holder’s Conversion Notice. The Corporation shall cause such accountant to calculate the Conversion Price as provided herein and to notify the Corporation and such Holder of the results in writing no later than three (3) Business Days following the day on which such accountant received the disputed calculations (the “Dispute Procedure”). Such accountant’s calculation shall be deemed conclusive absent manifest error. The fees of any such accountant shall be borne by the party whose calculations were most at variance with those of such accountant.
     (c) Number of Conversion Shares. The number of Conversion Shares to be delivered by the Corporation to a Holder pursuant to a Conversion shall be determined by dividing (i) the aggregate Liquidation Value of such Holder’s Preferred Shares to be converted by (ii) the Conversion Price in effect on the applicable Conversion Date.
     (d) Delivery of Conversion Shares. The Corporation shall, no later than the close of business on the third (3rd) Business Day following the later of the date on which the Corporation receives a Conversion Notice from a Holder by facsimile transmission pursuant to paragraph 6(b), above, and the date on which the Corporation receives the related Preferred Shares certificate (such third Business Day, the “Delivery Date”), issue and deliver or cause to be delivered to such Holder the number of Conversion Shares determined pursuant to paragraph 6(c) above (without any restrictive legend if permitted by the terms of the Purchase Agreement); provided, however, that any Conversion Shares that are the subject of a Dispute Procedure shall be delivered no later than the close of business on the third (3rd) Business Day following the determination made pursuant thereto.

     (e) Delivery Procedures. As long as the Corporation’s designated transfer agent (the “Transfer Agent”) participates in the DTC’s Fast Automated Securities Transfer program (“FAST”) and no restrictive legend is required pursuant to the terms of this Certificate of Designation or the Purchase Agreement, the Corporation shall effect delivery of Conversion Shares to the Holder by crediting the account of the Holder or its nominee at DTC (as specified in the applicable Conversion Notice) with the number of Conversion Shares required to be delivered, no later than the close of business on the applicable Delivery Date. In the event that the Transfer Agent is not a participant in FAST or if the Holder so specifies in its Conversion Notice or otherwise in writing on or before the Conversion Date, the Corporation shall effect delivery of Conversion Shares by delivering to the Holder or its nominee physical certificates representing such Conversion Shares, no later than the close of business on such Delivery Date. Conversion Shares delivered to the Holder shall not contain any restrictive legend unless such legend is required pursuant to the terms of the Purchase Agreement. If any Conversion would create a fractional Conversion Share, such fractional Conversion Share shall be disregarded and the number of Conversion Shares issuable upon such Conversion, in the aggregate, shall be the next closest number of Conversion Shares.
(f)	Failure to Deliver Conversion Shares.

(i)	In the event that, for any reason, a Holder has not received certificates representing the number of Conversion Shares specified in the applicable Conversion Notice, without any restrictive legend (except to the extent a restrictive legend is required by the terms of the Purchase Agreement) on or before the Delivery Date therefor (a “Conversion Default”), and such failure to deliver certificates continues for two (2) Business Days following the delivery of written notice thereof from such Holder (such second Business Day following such written notice being referred to herein as the “Conversion Default Date”), the Corporation shall pay to such Holder payments (“Conversion Default Payments”) in the amount of (A) “N” multiplied by (B) the aggregate Liquidation Value of the Preferred Shares which are the subject of such Conversion Default multiplied by (C) one percent (1%), where “N” equals the number of days elapsed between the Conversion Default Date and the date on which all of the certificates representing such Conversion Shares (without any restrictive legend to the extent permitted by the terms of the Purchase Agreement) are issued and delivered to such Holder. Amounts payable hereunder shall be paid to the Holder in immediately available funds on or before the fifth (5th) Business Day of the calendar month immediately following the calendar month in which such amounts have accrued.

(ii)	In the event of a Conversion Default, a Holder may, upon written notice to the Corporation, regain on the date of such notice the rights of such Holder under the Preferred Shares that are the subject of such Conversion Default. In such event, such Holder shall retain all of such Holder’s rights and remedies with respect to the Corporation’s failure to deliver such Conversion Shares (including without limitation the right to receive the cash payments specified in paragraph 6(f)(i) above through the date of such written notice).

(iii)	The Holders’ rights and remedies hereunder are cumulative, and no right or remedy is exclusive of any other. In addition to any other remedies provided herein, each Holder shall have the right to pursue actual damages for the Corporation’s failure to issue and deliver Conversion Shares timely after the applicable Delivery Date, including, without limitation, damages relating to any purchase of shares of Common Stock by or on behalf of such Holder in order to make delivery on a sale effected in anticipation of receiving Conversion Shares, such damages to be in an amount equal to (A) the aggregate amount paid by such Holder for the shares of Common Stock so purchased minus (B) the aggregate amount received by such Holder upon the sale of such Conversion Shares, and such Holder shall have the right to pursue all other remedies available to it at law or in equity (including, without limitation, a decree of specific performance and/or injunctive relief).

(g)	Adjustments. The Conversion Price shall be subject to adjustment from time to time as follows:

(i)	In the event that the Corporation shall (A) pay a dividend or make a distribution, in shares of Common Stock, on any class of Capital Stock of the Corporation or any subsidiary which is not directly or indirectly wholly owned by the Corporation, (B) split or subdivide its outstanding Common Stock into a greater number of shares, or (C)

combine its outstanding Common Stock into a smaller number of shares, then in each such case the Conversion Price in effect immediately prior thereto shall be adjusted so that the holder of each share of the Series thereafter surrendered for conversion shall be entitled to receive the number of shares of Common Stock that such holder would have owned or have been entitled to receive after the occurrence of any of the events described above had such share of the Series been converted immediately prior to the occurrence of such event. An adjustment made pursuant to this paragraph 6(g)(i) shall become effective immediately after the close of business on the record date in the case of a dividend or distribution (except as provided in paragraph 6(l) below) and shall become effective immediately after the close of business on the effective date in the case of such subdivision, split or combination, as the case may be. Any shares of Common Stock issuable in payment of a dividend shall be deemed to have been issued immediately prior to the close of business on the record date for such dividend for purposes of calculating the number of outstanding shares of Common Stock under clauses (ii) and (iii) below.

(ii)	In the event that the Corporation shall issue or distribute New Securities, in any such case at a price per share less than $0.30 or that would entitle the holders of the New Securities to subscribe for or purchase shares of Common Stock at less than $0.30 per share (provided that the issuance of Common Stock upon the exercise of New Securities that are rights, warrants, options or convertible or exchangeable securities (“New Derivative Securities”) will not cause an adjustment in the Conversion Price if no such adjustment would have been required at the time such New Derivative Security was issued), then the Conversion Price in effect immediately prior thereto shall be adjusted so that the Conversion Price shall equal the price at which the Corporation issues or distributes such New Securities (or the price at which the holders of the New Securities are entitled to subscribe for or purchase shares of Common Stock). Each such adjustment shall be made successively whenever any such New Securities are issued. In determining whether any New Derivative Securities entitle the holders to subscribe for or purchase shares of Common Stock at less than $0.30 per share, there shall be taken into account any consideration received by the Corporation for such New Derivative Securities, the value of such consideration, if other than cash, to be determined in good faith by the Independent Directors, whose determination shall be conclusive and described in a certificate filed with the records of corporate proceedings of the Corporation. Notwithstanding the foregoing, in no event shall an adjustment be made under this clause (ii) if such adjustment would result in raising the then-effective Conversion Price.

(iii)	No adjustment in the Conversion Price shall be required unless the adjustment would require an increase or decrease of at least 1% in the Conversion Price then in effect; provided, however, that any adjustments that by reason of this paragraph 6(g)(iii) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this paragraph 6(g) shall be made to the nearest cent or nearest 1/100th of a share.

(iv)	Notwithstanding anything to the contrary set forth in this paragraph 6(g), no adjustment shall be made to the Conversion Price upon any issuance that is not included within the definition of “New Securities” under Section 3.7 of the Purchase Agreement.

(v)	The Corporation from time to time may reduce the Conversion Price by any amount for any period of time in the discretion of the Board of Directors.

(vi)	In the event that, at any time as a result of an adjustment made pursuant to paragraph 6(g)(i) through 6(g)(iii) above, the holder of any share of the Series thereafter surrendered for conversion shall become entitled to receive any shares of the Corporation other than shares of the Common Stock, thereafter the number of such other shares so receivable upon conversion of any share of the Series shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in paragraphs 6(g)(i) through 6(g)(v) above, and the other provisions of this paragraph 6(g)(vi) with respect to the Common Stock shall apply on like terms to any such other shares.
     (h) In case of any reclassification of the Common Stock (other than in a transaction to which paragraph 6(g)(i) applies), any consolidation of the Corporation with, or merger of the Corporation into, any other entity, any merger of another entity into the Corporation (other than a merger that does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of

Common Stock of the Corporation), any sale or transfer of all or substantially all of the assets of the Corporation or any compulsory share exchange, pursuant to which share exchange the Common Stock is converted into other securities, cash or other property, then lawful provision shall be made as part of the terms of such transaction whereby the holder of each share of the Series then outstanding shall have the right thereafter, during the period such share shall be convertible, to convert such share only into the kind and amount of securities, cash and other property receivable upon the reclassification, consolidation, merger, sale, transfer or share exchange by a holder of the number of shares of Common Stock of the Corporation into which a share of the Series might have been converted immediately prior to the reclassification, consolidation, merger, sale, transfer or share exchange assuming that such holder of Common Stock failed to exercise rights of election, if any, as to the kind or amount of securities, cash or other property receivable upon consummation of such transaction, subject to adjustment as provided in paragraph 6(g) above following the date of consummation of such transaction. As a condition to any such transaction, the Corporation or the person formed by the consolidation or resulting from the merger or which acquires such assets or which acquires the Corporation’s shares, as the case may be, shall make provisions in its certificate or articles of incorporation or other constituent document to establish such right. The certificate or articles of incorporation or other constituent document shall provide for adjustments which, for events subsequent to the effective date of the certificate or articles of incorporation or other constituent document, shall be as nearly equivalent as may be practicable to the adjustments provided for in this paragraph 6. The provisions of this paragraph 6(h) shall similarly apply to successive reclassifications, consolidations, mergers, sales, transfers or share exchanges.
(i)	If:

(i)	the Corporation shall take any action which would require an adjustment in the Conversion Price pursuant to Section 6(g); or

(ii)	the Corporation shall authorize the granting to the holders of its Common Stock generally of rights, warrants or options to subscribe for or purchase any shares of any class or any other rights, warrants or options; or

(iii)	there shall be any reclassification or change of the Common Stock (other than a subdivision or combination of its outstanding Common Stock or a change in par value) or any consolidation, merger or statutory share exchange to which the Corporation is a party and for which approval of any stockholders of the Corporation is required, or the sale or transfer of all or substantially all of the assets of the Corporation; or

(iv)	there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Corporation;
then, the Corporation shall cause to be filed with the transfer agent for the Series and shall cause to be delivered to each Holder in accordance with the notice provisions of the Purchase Agreement, as promptly as possible, but at least 20 days prior to the applicable date hereinafter specified, a notice stating (A) the date on which a record is to be taken for the purpose of such dividend, distribution or granting of rights, warrants or options or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution or rights, warrants or options are to be determined, or (B) the date on which such reclassification, change, consolidation, merger, statutory share exchange, sale, transfer, dissolution, liquidation or winding-up is expected to become effective or occur, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, change, consolidation, merger, statutory share exchange, sale, transfer, dissolution, liquidation or winding-up. Failure to give such notice or any defect therein shall not affect the legality or validity of the proceedings described in this paragraph 6(i).
     (j) Whenever the Conversion Price is adjusted as herein provided, the Corporation shall promptly file with the transfer agent for the Series a certificate of an officer of the Corporation setting forth the Conversion Price after the adjustment and setting forth a brief statement of the facts requiring such adjustment and a computation thereof. The Corporation shall promptly cause a notice of the adjusted Conversion Price to be delivered to each Holder.
     (k) In any case in which paragraph 6(g) provides that an adjustment shall become effective immediately after a record date for an event and the date fixed for such adjustment pursuant to paragraph 6(g) occurs after such record date but before the occurrence of such event, the Corporation may defer until the actual occurrence of such event issuing to the holder of any Preferred Shares converted after such record date and before the occurrence of such event the additional shares of Common Stock issuable upon such conversion by reason of the adjustment required by such event over and above the Common Stock issuable upon such conversion before giving effect to such adjustment.
     (l) In case the Corporation shall take any action affecting the Common Stock, other than actions described in this paragraph 6, which in the opinion of the Board of Directors would materially adversely affect the conversion right of the Holders, the Conversion Price may be adjusted, to the extent permitted by law, in such manner, if any, and at such time, as the Board of Directors may determine to be equitable in the circumstances; provided, however, that in no event shall (i) the Board of Directors be required to take any such action and (ii) any such action result in an increase in the Conversion Price.
     (m) The Corporation shall list the shares of Common Stock required to be delivered upon conversion of Preferred Shares, prior to delivery, upon each national securities exchange or any similar system of automated dissemination of securities prices, if any, upon which the Common Stock is listed at the time of delivery.
     7. Status of Shares. All Preferred Shares that are at any time redeemed or converted pursuant to paragraph 5 or 6 above, and all Preferred Shares that are otherwise reacquired by the Corporation and subsequently canceled by the Board of Directors, shall be retired and shall not be subject to reissuance.
     8. Voting Rights. Each holder of shares of the Series shall be entitled to the number of votes equal to the number of shares of Common Stock into which such shares of the Series could be converted and shall have voting rights and powers equal to the voting rights and powers of the Common Stock (except as otherwise expressly provided herein or as required by law), voting together with the Common Stock as a single class and shall be entitled to notice of any stockholders’ meeting in accordance with the Bylaws of the Corporation. Fractional votes shall not, however, be permitted and any fractional voting rights resulting from the above formula (after aggregating all shares into which shares of the Series held by each holder could be converted) shall be rounded to the nearest whole number (with one-half being rounded upward).
     9. Restrictions and Limitations. So long as any Preferred Shares remain outstanding, the Corporation, shall not, without the vote or written consent by the holders of at least a majority of the outstanding Preferred Shares, voting together as a single class:
(i)	Redeem, purchase or otherwise acquire for value (or pay into or set aside for a sinking or other analogous fund for such purpose) any share or shares of its Capital Stock, except for (a) a transaction in which all outstanding shares of preferred stock are concurrently redeemed, purchased or otherwise acquired, (b) conversion into or exchange for Junior Stock, or (c) redemption in accordance with paragraph 5 hereof; provided, however, that this restriction shall not apply to the repurchase of shares of Common Stock from employees, officers, directors, consultants or other persons performing services for the Corporation or any subsidiary pursuant to agreements under which the Corporation has the option to repurchase such shares at cost or at cost plus interest at a rate not to exceed nine percent (9%) per annum, or, if lower than cost, at fair market value, upon the occurrence of certain events, such as the termination of employment; and provided further, that the total amount applied to the repurchase of shares of Common Stock shall not exceed $100,000 during any twelve month period;

(ii)	alter, modify or amend the terms of the Series in any way;

(iii)	create any new series or class of capital stock having a preference over the Series as to payment of dividends, redemption or distribution of assets upon a Liquidation Event or any other liquidation, dissolution or winding up of the Corporation;

(iv)	increase the authorized number of shares of the Series;

(v)	re-issue any Preferred Shares which have been converted or redeemed in accordance with the terms hereof;

(vi)	issue any securities of the Corporation ranking senior to Preferred Shares either as to the payment of dividends or as to rights in liquidation, dissolution or winding-up of the affairs of the Corporation;

(vii)	issue any shares of the Series except pursuant to the terms of the Purchase Agreement;

(viii)	enter into any definitive agreement or commitment (which would be consummated before the Series Redemption Date) with respect to any of the foregoing; or

(ix)	cause or permit any Subsidiary to engage in or enter into any definitive agreement or commitment (which would be consummated before the Series Redemption Date) with respect to any of the foregoing.
     In the event that the Holders of at least a majority of the outstanding Preferred Shares agree to allow the Corporation to alter or change the rights, preferences or privileges of the Series pursuant to applicable law, no such change shall be effective to the extent that, by its terms, such change applies to less than all of the Preferred Shares then outstanding.
     10. Certain Definitions. As used in this Certificate, the following terms shall have the following respective meanings:
     “Affiliate” of any specified person means any other person directly or indirectly controlling or controlled by or under common control with such specified person. For purposes of this definition, “control” when used with respect to any person means the power to direct the management and policies of such person, directly or indirectly, whether through the ownership of voting securities or otherwise; and the term “controlling” and “controlled” having meanings correlative to the foregoing.
     “Capital Stock” of any person or entity means any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests in the common stock or preferred stock of such person or entity, including, without limitation, partnership and membership interests.
     “Change of Control” means the existence or occurrence of any of the following: (a) the sale, conveyance or disposition of all or substantially all of the assets of the Corporation; (b) the effectuation of a transaction or series of related transactions in which more than fifty percent (50%) of the voting power of the Corporation is disposed of (other than as a direct result of normal, uncoordinated trading activities in the Common Stock generally); (c) the consolidation, merger or other business combination of the Corporation with or into any other entity, immediately following which the prior stockholders of the Corporation fail to own, directly or indirectly, at least fifty percent (50%) of the voting equity of the surviving entity; (d) a transaction or series of transactions in which any Person or “group” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) acquires more than fifty percent (50%) of the voting equity of the Corporation; (e) the replacement of a majority of the Board of Directors with individuals who were not nominated or elected by at least a majority of the directors at the time of such replacement; or (f) a transaction or series of transactions that constitutes or results in a “going private transaction” (as defined in Section 13(e) of the Exchange Act and the regulations of the Commission issued thereunder).
     “Conversion Price” means $0.30, as adjusted from time to time pursuant to the terms of paragraph 6.
     “Current Market Price” means, when used with respect to any security as of any date, the volume weighted average price of such security on the ten (10) consecutive Trading Days immediately preceding (but not including) such date as reported for consolidated transactions with respect to securities listed on the principal national securities exchange on which such security is listed or admitted to trading or, if such security is not listed or admitted to trading on any national securities exchange, the volume weighted average price of such security on the ten (10) consecutive Trading Days immediately preceding (but not including) such date in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotations System or such other system then in use or, if such security is not quoted by any such organization, the volume weighted average price of such security as of the ten (10) consecutive Trading Days immediately preceding (but not including) such date furnished by a New York Stock Exchange member firm selected by the Corporation, or if such security is not quoted by any such organization and no such New York Stock Exchange member firm is able to provide such prices, such price as is determined by the Independent Directors in good faith.
     “Forced Conversion Conditions” means all of the following:
(i) the Registration Statement (as defined in the Registration Rights Agreement) shall have been declared effective and shall continue to be effective and available to each Holder on the date of the Forced Conversion Notices, and is expected to remain effective and available for use for at least 30 days thereafter, and shall cover the number of shares of Common Stock required by the Registration Rights Agreement;
(ii)	(x) the Common Stock shall be listed on the American Stock Exchange, the New York Stock Exchange, or the Nasdaq National Market, or shall be quoted on the OTC Bulletin Board or in the “Pink Sheets”, and trading in the Common Stock on such market or exchange shall not then be suspended, (y) the Corporation shall be in compliance, in all material respects, with each of the quantitative and qualitative listing standards and requirements (without regards to any specified grace periods) of such market, and (z) the Corporation shall not have received any notice from such market that the Corporation may not be in such compliance;

(iii)	after the Closing Date, the closing price of the Common Stock (as reported for consolidated transactions with respect to securities listed on the principal national securities exchange on which the Common Stock is listed or admitted to trading or, if the Common Stock is not listed or admitted to trading on any national securities exchange, then in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotations System or such other system then in use or, if the Common Stock is not quoted by any such organization, then as furnished by a New York Stock Exchange member firm selected by the Corporation) shall have equaled or exceeded $1.00 for a period of no less than 20 out of any 30 consecutive Trading Days;

(iv)	the average daily trading volume of the Common Stock shall have exceeded 150,000 shares for the 20 consecutive Trading Days immediately preceding (but not including) the date of the Forced Conversion Notices; and

(v)	a Fundamental Change, or an event that with the giving of notice or lapse of time (or both) would constitute a Fundamental Change, shall not have occurred and be continuing.
     “Fundamental Change” means any of the following events or circumstances: (i) any representation or warranty of the Corporation (as deemed revised by any changes of which the Corporation notified the Holders before the Closing) set forth in the Purchase Agreement or the other Transaction Documents fails to be true and correct in all material respects as of the date when made or as of the Closing Date as if made on the Closing Date; (ii) the Corporation fails at any time to comply with or perform in all material respects all of the agreements, obligations and conditions set forth in the Purchase Agreement, this Certificate or the other Transaction Documents that are required to be complied with or performed by the Corporation; (iii) a Change of Control occurs; or (iv) a Liquidation Event occurs or is publicly announced by or with respect to the Corporation.
     “Holder” means any holder of Preferred Shares, all of such holders being the “Holders”.
     “Independent Directors” means directors that (i) are not 5% or greater stockholders of the Corporation or the designee of any such stockholder; (ii) are not officers or employees of the Corporation, any of its subsidiaries or of a stockholder referred to above in clause (i); (iii) are not Related Persons; and (iv) do not have relationships that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgment in carrying out the responsibilities of the directors.
     “PIK Dividend Price” means 0.85 multiplied by the Current Market Price as of the applicable Dividend Payment Date.
     “Purchase Agreement” means that certain Securities Purchase Agreement dated as of May 10, 2005, by and among the Corporation and the Purchasers named therein.
     “Registration Rights Agreement” means that certain Registration Rights Agreement dated as of May 10, 2005, by and among the Corporation and the Purchasers named therein.
     “Related Person” means an individual related to an officer, director or employee of the Corporation or any of its Affiliates which relation is by blood, marriage or adoption and not more remote than first cousin.
     “Stock Payment Conditions” means all of the following:

(i)	the Registration Statement shall have been declared effective and shall continue to be effective and available to each Holder for the duration of the applicable Stock Payment Period, and shall cover the number of shares of Common Stock required by the Registration Rights Agreement;

(ii)	(x) the Common Stock shall be listed on the American Stock Exchange, the New York Stock Exchange, or the Nasdaq National Market, or shall be quoted on the OTC Bulletin Board or in the “Pink Sheets”, and trading in the Common Stock on such market or exchange shall not then be suspended, (y) the Corporation shall be in compliance, in all material respects, with each of the quantitative and qualitative listing standards and requirements (without regards to any specified grace periods) of such market, and (z) the Corporation shall not have received any notice (which has not subsequently been resolved before the applicable Stock Payment Period) from such market that the Corporation may not be in such compliance; and

(iii)	a Fundamental Change, or an event that with the giving of notice or lapse of time (or both) would constitute a Fundamental Change, shall not have occurred and be continuing.”

ANNEX I
CONVERSION NOTICE
     The undersigned hereby elects to convert shares of 6% Convertible Preferred Stock (the “Preferred Stock”), represented by stock certificate No(s). , into shares of common stock (“Common Stock”) of Lighting Science Group Corporation (the “Company”) according to the terms and conditions of the Certificate of Designation relating to the Preferred Stock (the “Certificate of Designation”), as of the date written below. Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Certificate of Designation.
     Conversion Date:
     Number of Shares of Preferred Stock to be Converted:
     Amount of Accrued Dividends:
     Applicable Conversion Price:
     Number of Shares of Common Stock to be Issued:
     Name of Holder:
     Address:
Signature:
Name:
Title:
     The Holder represents to the Company that the resale or transfer of the Conversion Shares represented hereby was effected via delivery of a prospectus pursuant to the registration statement and was in compliance with any applicable state securities or blue sky laws. (check box if applicable)
     Holder Requests Delivery to be made: (check one)
     By Delivery of Physical Certificates to the Above Address
     Through Depository Trust Corporation (Account ___)

EXHIBIT B
Series B Preferred Stock
of
LIGHTING SCIENCE GROUP CORPORATION
     1. Number of Shares; Designation. A total of 2,000,000 shares of preferred stock, par value $0.001 per share, of the Corporation are hereby designated as Series B Preferred Stock (the “Series”). Shares of the Series (“Preferred Shares”) will be issued pursuant to the terms of an Exchange and Contribution Agreement, dated as of October 4, 2007 by and among the Corporation and LED Holdings, LLC (the “Exchange and Contribution Agreement”), a copy of which will be provided to any stockholder of the Corporation upon request therefor. Capitalized terms used herein and not otherwise defined have the respective meanings set forth in the Exchange and Contribution Agreement.
     2. Rank. The Series shall, with respect to rights (including to redemption payments) upon liquidation, dissolution or winding-up of the affairs of the Corporation, rank:
(i)	Senior and prior to the Common Stock, par value $0.001 per share, of the Corporation (the “Common Stock”), and any additional series of preferred stock which may in the future be issued by the Corporation and are designated in the amendment to the Certificate of Incorporation or the certificate of designation establishing such additional preferred stock as ranking junior to the Preferred Shares. Any shares of the Corporation’s Capital Stock which are junior to the Preferred Shares with respect to rights (including to redemption payments) upon liquidation, dissolution or winding-up of the affairs of the Corporation are hereinafter referred to as “Junior Liquidation Shares.”

(ii)	Pari passu with the 6% Convertible Preferred Stock of the Corporation (the “6% Preferred”) and any additional series of preferred stock which may in the future be issued by the Corporation and are designated in the amendment to the Certificate of Incorporation or the certificate of designation establishing such additional preferred stock as ranking equal to the Preferred Shares or which do not state they are Junior Liquidation Shares or Senior Liquidation Shares (as defined below). Any shares of the Corporation’s Capital Stock which are equal to the Preferred Shares with respect rights (including to redemption payments) upon liquidation, dissolution or winding-up of the affairs of the Corporation are hereinafter referred to as “Parity Liquidation Shares.”

(iii)	Junior to any additional series of preferred stock which may in the future be issued by the Corporation and are designated in the amendment to the Certificate of Incorporation or the certificate of designation establishing such additional preferred stock as ranking senior to the Preferred Shares. Any shares of the Corporation’s Capital Stock which are senior to the Preferred Shares with respect to rights (including to redemption payments) upon liquidation, dissolution or winding-up of the affairs of the Corporation are hereinafter referred to as “Senior Liquidation Shares.”
     3. Dividends. Dividends may be declared and paid on the Preferred Shares from funds legally available therefor as and when determined by the Board of Directors. The Series shall, with respect to the payment of dividends, rank pari passu with the Common Stock; provided, however, that for the avoidance of doubt the 6% accrual on the Preferred Shares payable upon a Liquidation Event shall nonetheless have the priority set forth in paragraph 4 below.
     4. Liquidation.
     (a) The liquidation value per Preferred Share, in case of the voluntary or involuntary liquidation, dissolution or winding-up of the affairs of the Corporation, shall be an amount equal to (i) $7.50 per share (the “Purchase Price”), subject to adjustment in the event of a stock split, stock dividend or similar event applicable to the Series, plus (ii) an amount accruing at the rate of 6% per annum on the Purchase Price, from the date of original issuance and compounding annually (the sum of the foregoing clauses (i) and (ii) being hereinafter referred to as the “Liquidation Value”).
     (b) In the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Corporation (a “Liquidation Event”), the Holders (i) shall not be entitled to receive the Liquidation Value of the shares held by them until the liquidation value of all Senior Liquidation Shares shall have been paid in full, and (ii) shall be entitled to receive the Liquidation Value of such shares held by them in preference to and in priority over any distributions upon the Junior Liquidation Shares. Upon payment in full of the Liquidation Value to which the Holders are entitled, the Holders will not be entitled to any further participation in any distribution of assets by the Corporation. If the assets of the Corporation are not sufficient to pay in full the Liquidation Value payable to the Holders and the liquidation value payable to the holders of any Parity Liquidation Shares, the holders of all such shares shall share ratably in such distribution of assets in accordance with the amounts that would be payable on the distribution if the amounts to which the Holders and the holders of Parity Liquidation Shares are entitled were paid in full.
     (c) For purposes of this paragraph 4, a Change of Control shall be treated as a Liquidation Event and shall entitle each Holder to receive, upon the consummation of such Change of Control, and at such Holder’s option, cash in an amount equal to the Liquidation Value of such Holder’s Preferred Shares.
     (d) The Corporation shall, no later than the date on which a Liquidation Event occurs, deliver in accordance with the notice provisions of the Exchange and Contribution Agreement written notice of any Liquidation Event, stating the payment date or dates when and the place or places where the amounts distributable in such circumstances shall be payable, not less than 30 days prior to any payment date stated therein, to each Holder.
     5. Conversion.
     (a) Right to Convert. Each Holder shall have the right to convert, at any time and from time to time, all or any part of the Preferred Shares held by such Holder into such number of fully paid and non-assessable shares of Common Stock (the “Conversion Shares”) as is determined in accordance with the terms hereof (a “Conversion”).
     (b) Conversion Notice. In order to convert Preferred Shares, a Holder shall send to the Corporation by facsimile transmission, at any time prior to 3:00 p.m., central time, on the Business Day (as used herein, the term “Business Day” shall mean any day except a Saturday, Sunday or day on which the Federal Reserve Bank of Dallas, Texas is closed in the ordinary course of business) on which such Holder wishes to effect such Conversion (the “Conversion Date”), a notice of conversion in substantially the form attached as Annex I hereto (a “Conversion Notice”), stating the number of Preferred Shares to be converted, and a calculation of the number of shares of Common Stock issuable upon such Conversion in accordance with the formula set forth in paragraph 5(c) below setting forth the basis for each component thereof, including the details relating to any adjustments made to the Conversion Price. The Holder shall promptly thereafter send the Conversion Notice and the certificate or certificates being converted to the Corporation. The Corporation shall issue a new certificate for Preferred Shares to the Holder in the event that less than all of the Preferred Shares represented by a certificate are converted; provided, however, that the failure of the Corporation to deliver such new certificate shall not affect the right of the Holder to submit a further Conversion Notice with respect to such Preferred Shares and, in any such case, the Holder shall be deemed to have submitted the original of such new certificate at the time that it submits such further Conversion Notice. Except as otherwise provided herein, upon delivery of a Conversion Notice by a Holder in accordance with the terms hereof, such Holder shall, as of the applicable Conversion Date, be deemed for all purposes to be the record owner of the Common Stock to which such Conversion Notice relates. In the case of a dispute between the Corporation and a Holder as to the calculation of the Conversion Price or the number of Conversion Shares issuable upon a Conversion (including, without limitation, the calculation of any adjustment to the Conversion Price following any adjustment thereof), the Corporation shall issue to such Holder the number of Conversion Shares that are not disputed within the time periods specified in paragraph 5(d) below and shall submit the disputed calculations to a certified public accounting firm of national reputation (other than the Corporation’s regularly retained accountants) within two (2) Business Days following the Corporation’s receipt of such Holder’s Conversion Notice. The Corporation shall cause such accountant to calculate the Conversion Price as provided herein and to notify the Corporation and such Holder of the results in writing no later than three (3) Business Days following the day on which such accountant received the disputed calculations (the “Dispute Procedure”). Such accountant’s calculation shall be deemed conclusive absent manifest error. The fees of any such accountant shall be borne by the party whose calculations were most at variance with those of such accountant.
     (c) Number of Conversion Shares. The number of Conversion Shares to be delivered by the Corporation to a Holder for each Preferred Share pursuant to a Conversion shall be determined by dividing (i) the Purchase Price (for the avoidance of doubt, not including the 6% accrual on the Preferred Shares payable upon a Liquidation Event) by (ii) the Conversion Price in effect on the applicable

Conversion Date; provided, however, that the number of Conversion Shares issued shall never, when combined with all other then outstanding shares of Common Stock and shares of Common Stock which have been subscribed for or otherwise committed to be issued, exceed the number of shares of Common Stock then authorized to be issued by the Corporation, and in the event that there are insufficient shares of Common Stock authorized to permit the full Conversion contemplated by any Conversion Notice, the Corporation will promptly take all such actions necessary so as to permit the full Conversion contemplated by such Conversion Notice as soon as practicable after receipt by the Corporation of such Conversion Notice.
     (d) Delivery of Conversion Shares. The Corporation shall, no later than the close of business on the third (3rd) Business Day following the later of the date on which the Corporation receives a Conversion Notice from a Holder by facsimile transmission pursuant to paragraph 5(b), above, and the date on which the Corporation receives the related Preferred Shares certificate (such third Business Day, the “Delivery Date”), issue and deliver or cause to be delivered to such Holder the number of Conversion Shares determined pursuant to paragraph 5(c) above; provided, however, that any Conversion Shares that are the subject of a Dispute Procedure shall be delivered no later than the close of business on the third (3rd) Business Day following the determination made pursuant thereto.
     (e) Adjustments. The Conversion Price shall be subject to adjustment from time to time as follows:
(i)	In the event that the Corporation shall (A) pay a dividend or make a distribution, in shares of Common Stock, on any class of Capital Stock of the Corporation or any subsidiary which is not directly or indirectly wholly owned by the Corporation, (B) split or subdivide its outstanding Common Stock into a greater number of shares, or (C) combine its outstanding Common Stock into a smaller number of shares, then in each such case the Conversion Price in effect immediately prior thereto shall be adjusted so that the holder of each share of the Series thereafter surrendered for conversion shall be entitled to receive the number of shares of Common Stock that such holder would have owned or have been entitled to receive after the occurrence of any of the events described above had such share of the Series been converted immediately prior to the occurrence of such event. An adjustment made pursuant to this paragraph 5(e)(i) shall become effective immediately after the close of business on the record date in the case of a dividend or distribution and shall become effective immediately after the close of business on the effective date in the case of such subdivision, split or combination, as the case may be. Any shares of Common Stock issuable in payment of a dividend shall be deemed to have been issued immediately prior to the close of business on the record date for such dividend for purposes of calculating the number of outstanding shares of Common Stock under clauses (ii) and (iii) below.

(ii)	In the event that the Corporation shall issue or distribute New Securities pursuant to an issuance or distribution approved by a majority of the directors nominated by stockholders other than the Holders, in any such case at a price per share less than the Current Market Price or that would entitle the holders of the New Securities to subscribe for or purchase shares of Common Stock at less than Current Market Price per share (provided that the issuance of Common Stock upon the exercise of New Securities that are rights, warrants, options or convertible or exchangeable securities (“New Derivative Securities”) will not cause an adjustment in the Conversion Price if no such adjustment would have been required at the time such New Derivative Security was issued), then the Conversion Price in effect immediately prior thereto shall be adjusted so that the Conversion Price shall equal the price at which the Corporation issues or distributes such New Securities (or the price at which the holders of the New Securities are entitled to subscribe for or purchase shares of Common Stock). Each such adjustment shall be made successively whenever any such New Securities are issued. In determining whether any New Derivative Securities entitle the holders to subscribe for or purchase shares of Common Stock at less than the Current Market Price per share, there shall be taken into account any consideration received by the Corporation for such New Derivative Securities, the value of such consideration, if other than cash, to be determined in good faith by the Board of Directors, whose determination shall be conclusive and described in a certificate filed with the records of corporate proceedings of the Corporation. Notwithstanding the foregoing, in no event shall an adjustment be made under this clause (ii) if such adjustment would result in raising the then-effective Conversion Price.

(iii)	No adjustment in the Conversion Price shall be required unless the adjustment would require an increase or decrease of at least 1% in the Conversion Price then in effect; provided, however, that any adjustments that by reason of this paragraph 5(e)(iii) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this paragraph 5(e) shall be made to the nearest cent or nearest 1/100th of a share.
(iv)	In the event that, at any time as a result of an adjustment made pursuant to paragraph 5(e)(i) through 5(e)(iii) above, the holder of any share of the Series thereafter surrendered for conversion shall become entitled to receive any shares of Capital Stock of the Corporation other than shares of the Common Stock, thereafter the number of such other shares so receivable upon conversion of any share of the Series shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in paragraphs 5(e)(i) through 5(e)(iii) above, and the other provisions of this paragraph 5(e) with respect to the Common Stock shall apply on like terms to any such other shares.
     (f) In case of any reclassification of the Common Stock (other than in a transaction to which paragraph 5(e)(i) applies), any consolidation of the Corporation with, or merger of the Corporation into, any other entity, any merger of another entity into the Corporation (other than a merger that does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock of the Corporation), any sale or transfer of all or substantially all of the assets of the Corporation or any compulsory share exchange, pursuant to which share exchange the Common Stock is converted into other securities, cash or other property, then lawful provision shall be made as part of the terms of such transaction whereby the holder of each share of the Series then outstanding shall have the right thereafter, during the period such share shall be convertible, to convert such share only into the kind and amount of securities, cash and other property receivable upon the reclassification, consolidation, merger, sale, transfer or share exchange by a holder of the number of shares of Common Stock of the Corporation into which a share of the Series might have been converted immediately prior to the reclassification, consolidation, merger, sale, transfer or share exchange assuming that such holder of Common Stock failed to exercise rights of election, if any, as to the kind or amount of securities, cash or other property receivable upon consummation of such transaction, subject to adjustment as provided in paragraph 5(e) above following the date of consummation of such transaction. As a condition to any such transaction, the Corporation or the person formed by the consolidation or resulting from the merger or which acquires such assets or which acquires the Corporation’s shares, as the case may be, shall make provisions in its certificate or articles of incorporation or other constituent document to (i) establish such right and (ii) ensure that any such transaction does not, in and of itself, effect the holders’ rights to the Liquidation Value. The certificate or articles of incorporation or other constituent document shall provide for adjustments which, for events subsequent to the effective date of the certificate or articles of incorporation or other constituent document, shall be as nearly equivalent as may be practicable to the adjustments provided for in this paragraph 5. The provisions of this paragraph 5(f) shall similarly apply to successive reclassifications, consolidations, mergers, sales, transfers or share exchanges.
(g)	If:

(i)	the Corporation shall take any action which would require an adjustment in the Conversion Price pursuant to paragraph 5(e); or

(ii)	the Corporation shall authorize the granting to the holders of its Common Stock generally of rights, warrants or options to subscribe for or purchase any shares of any class or any other rights, warrants or options; or

(iii)	there shall be any reclassification or change of the Common Stock (other than a subdivision or combination of its outstanding Common Stock or a change in par value) or any consolidation, merger or statutory share exchange to which the Corporation is a party and for which approval of any stockholders of the Corporation is required, or the sale or transfer of all or substantially all of the assets of the Corporation; or

(iv)	there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Corporation;
then, the Corporation shall cause to be delivered to each Holder in accordance with the notice provisions of the Exchange and Contribution Agreement, as promptly as possible, but at least 20 days prior to the applicable date hereinafter specified, a notice stating (A) the date on which a record is to be taken for the purpose of such dividend, distribution or granting of rights, warrants or options or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution or rights, warrants or options are to be determined, or (B) the date on which such reclassification, change, consolidation, merger, statutory share exchange, sale, transfer, dissolution, liquidation or winding-up is expected to become effective or occur, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, change, consolidation, merger, statutory share exchange, sale, transfer, dissolution, liquidation or winding-up. Failure to give such notice or any defect therein shall not affect the legality or validity of the proceedings described in this paragraph 5(g).
     (h) The Corporation shall promptly cause a notice of the adjusted Conversion Price to be delivered to each Holder.
     (i) In any case in which paragraph 5(e) provides that an adjustment shall become effective immediately after a record date for an event and the date fixed for such adjustment pursuant to paragraph 5(e) occurs after such record date but before the occurrence of such event, the Corporation may defer until the actual occurrence of such event issuing to the holder of any Preferred Shares converted after such record date and before the occurrence of such event the additional shares of Common Stock issuable upon such conversion by reason of the adjustment required by such event over and above the Common Stock issuable upon such conversion before giving effect to such adjustment.
     (j) Subject to the proviso set forth in paragraph 5(c) hereof, the Corporation shall at all times reserve and keep available for issuance upon the conversion of the shares of the Series the maximum number of each of its authorized but unissued shares of Common Stock as is reasonably anticipated to be sufficient to permit the conversion of all outstanding shares of the Series, and shall take all action required to increase the authorized number of shares of Common Stock, or any other actions necessary or desirable, if at any time there shall be insufficient authorized but unissued shares of Common Stock to permit such reservation or to permit the conversion of all outstanding shares of the Series.
     6. Status of Shares. All Preferred Shares that are at any time converted pursuant to paragraph 5 above, and all Preferred Shares that are otherwise reacquired by the Corporation and subsequently canceled by the Board of Directors, shall be retired and shall not be subject to reissuance.
     7. Voting Rights. Each share of the Series shall entitle the holder thereof to 3.5 votes for each Conversion Share into which such share of the Series is then Convertible, which on the initial date of issuance of the Preferred Shares shall equal, when combined with the shares of Common Stock held by the initial Holder on the initial date of issuance of the Preferred Shares, in the aggregate not less than 80% of the total votes of all outstanding shares of capital stock of the Corporation, and shall otherwise have voting rights and powers equal to the voting rights and powers of the Common Stock (except as otherwise expressly provided herein or as required by law), voting together with the Common Stock as a single class and shall be entitled to notice of any stockholders’ meeting in accordance with the Bylaws of the Corporation. Fractional votes shall not, however, be permitted, and any fractional voting rights (after aggregating all shares into which shares of the Series held by each holder could be converted) shall be rounded to the nearest whole number (with one-half being rounded upward).
     8. Restrictions and Limitations.
     So long as any Preferred Shares remain outstanding, the Corporation shall not, without the vote or written consent by the holders of at least a majority of the outstanding Preferred Shares, voting together as a single class:
(i)	Redeem, purchase or otherwise acquire for value (or pay into or set aside for a sinking or other analogous fund for such purpose) any share or shares of its Capital Stock, except for (a) a transaction in which all outstanding shares of Preferred Stock are concurrently redeemed, purchased or otherwise acquired, (b) conversion into or exchange for shares of Capital Stock of the Corporation that are both (x) Junior Liquidation Shares, and (y) no greater than pari passu with the Preferred Shares with respect to the payment of dividends, or (c) the redemption of the 6% Preferred when due pursuant to the terms of this Restated Certificate of Incorporation; provided, however, that this restriction shall not apply to the repurchase of shares of Common Stock from employees, officers, directors, consultants or other persons performing services for the Corporation or any subsidiary pursuant to agreements under which the Corporation has the option to repurchase such shares at cost or at cost plus interest at a rate not to exceed nine percent

(9%) per annum, or, if lower than cost, at fair market value, upon the occurrence of certain events, such as the termination of employment; and provided further, that the total amount applied to the repurchase of shares of Common Stock shall not exceed $100,000 during any twelve month period;
(ii)	alter, modify or amend (whether by merger or otherwise) the terms of the Series in any way;

(iii)	create (whether by merger or otherwise) any new series or class of Capital Stock ranking pari passu with or having a preference over the Series as to redemption or distribution of assets upon a Liquidation Event;

(iv)	increase (whether by merger or otherwise) the authorized number of shares of the Series;

(v)	re-issue (whether by merger or otherwise) any Preferred Shares which have been converted in accordance with the terms hereof;

(vi)	issue (whether by merger or otherwise) any securities of the Corporation ranking pari passu with or senior to Preferred Shares as to rights upon a Liquidation Event;

(vii)	issue (whether by merger or otherwise) any shares of the Series except pursuant to the terms of the Exchange and Contribution Agreement;

(viii)	enter into any definitive agreement or commitment with respect to any of the foregoing; or

(ix)	cause or permit any Subsidiary to engage in or enter into any definitive agreement or commitment with respect to any of the foregoing.
     In the event that the Holders of at least a majority of the outstanding Preferred Shares agree to allow the Corporation to alter or change the rights, preferences or privileges of the Series pursuant to applicable law, no such change shall be effective to the extent that, by its terms, such change applies to less than all of the Preferred Shares then outstanding.
     9. Follow-on Investment. Until October 4, 2009, the Holders of at least a majority of the Series outstanding from time to time shall have the right to cause the Corporation to sell for cash to the Holders on a pro rata basis up to an aggregate of $10,000,000 of Common Stock in one or more transactions at a 15% discount to the average closing price of the Common Stock (as reported for consolidated transactions with respect to securities listed on the principal national securities exchange on which the Common Stock is listed or admitted to trading or, if the Common Stock is not listed or admitted to trading on any national securities exchange, then in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotations System or such other system then in use or, if the Common Stock is not quoted by any such organization, then as furnished by a New York Stock Exchange member firm selected by the Corporation) for the thirty (30) consecutive trading days immediately prior to (but not including) the date of such purchase or purchases. The Holders may exercise such right by delivering in accordance with the notice provisions of the Exchange and Contribution Agreement a written notice thereof to the Corporation specifying the amount of Common Stock which the Holders intend to purchase. The Corporation and the Holders shall cooperate to close such sale as soon as reasonably practical after receipt by the Corporation of such notice. Such sale shall be on terms and conditions customary for transactions of this type.
     10. Certain Definitions. As used in this Certificate, the following terms shall have the following respective meanings:
     “Affiliate” of any specified person means any other person directly or indirectly controlling or controlled by or under common control with such specified person. For purposes of this definition, “control” when used with respect to any person means the power to direct the management and policies of such person, directly or indirectly, whether through the ownership of voting securities or otherwise; and the term “controlling” and “controlled” having meanings correlative to the foregoing.
     “Capital Stock” of any person or entity means any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests in the common stock or preferred stock of such person or entity, including, without limitation, partnership and membership interests.

     “Change of Control” means the existence or occurrence of any of the following: (a) the sale, conveyance or disposition of all or substantially all of the assets of the Corporation; (b) the effectuation of a transaction or series of related transactions in which more than fifty percent (50%) of the voting power of the Corporation is disposed of (other than as a direct result of normal, uncoordinated trading activities in the Common Stock generally); (c) the consolidation, merger or other business combination of the Corporation with or into any other entity, immediately following which the prior stockholders of the Corporation fail to own, directly or indirectly, at least fifty percent (50%) of the voting equity of the surviving entity; (d) a transaction or series of transactions in which any Person or “group” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) acquires more than fifty percent (50%) of the voting equity of the Corporation; (e) the replacement of a majority of the Board of Directors with individuals who were not nominated or elected by at least a majority of the directors at the time of such replacement; or (f) a transaction or series of transactions that constitutes or results in a “going private transaction” (as defined in Section 13(e) of the Exchange Act and the regulations of the Commission issued thereunder).
     “Conversion Price” means $0. 282508340410028, as adjusted from time to time pursuant to the terms of paragraph 5.
     “Current Market Price” means, when used with respect to any security as of any date, the volume weighted average price of such security on the ten (10) consecutive trading days immediately preceding (but not including) such date as reported for consolidated transactions with respect to securities listed on the principal national securities exchange on which such security is listed or admitted to trading or, if such security is not listed or admitted to trading on any national securities exchange, the volume weighted average price of such security on the ten (10) consecutive trading days immediately preceding (but not including) such date in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotations System or such other system then in use or, if such security is not quoted by any such organization, the volume weighted average price of such security as of the ten (10) consecutive trading days immediately preceding (but not including) such date furnished by a New York Stock Exchange member firm selected by the Corporation, or if such security is not quoted by any such organization and no such New York Stock Exchange member firm is able to provide such prices, such price as is determined by the Board of Directors in good faith.
     “Holder” means any holder of Preferred Shares, all of such holders being the “Holders.”
     “New Securities” means any Common Stock or preferred stock, whether or not authorized on the date hereof, and rights, options or warrants to purchase Common Stock or preferred stock and securities of any type whatsoever that are, or may become, convertible into Common Stock or preferred stock; provided, however, that “New Securities” does not include the following:
     (i) shares of Capital Stock of the Corporation issued or issuable upon conversion or exercise of any currently outstanding securities;
     (ii) shares or options or warrants for Common Stock granted to officers, directors and employees of, and consultants to, the Corporation pursuant to stock option or purchase plans or other compensatory agreements approved by the Board of Directors;
     (iii) shares of Common Stock or preferred stock issued in connection with any pro rata stock split, stock dividend or recapitalization by the Corporation;
     (iv) shares of Capital Stock issued to a strategic investor in connection with a strategic commercial agreement as determined by the Board of Directors;
     (v) shares of Capital Stock issued to an investor in connection with a joint venture arrangement where the Corporation is a participant;
     (vi) shares of Capital Stock issued pursuant to the acquisition of another corporation or entity by the Corporation by consolidation, merger, purchase of all or substantially all of the assets, or other reorganization in which the Corporation acquires, in a single transaction or series of related transactions, all or substantially all of the assets of such other corporation or entity or fifty percent (50%) or more of the voting power of such other corporation or entity or fifty percent (50%) or more of the equity ownership of such other corporation or entity;
     (vii) shares of Capital Stock issued in an underwritten public securities offering pursuant to a registration statement filed under the Securities Act of 1933, as amended;

     (viii) shares of Capital Stock issued to current or prospective customers or suppliers of the Corporation approved by the Board of Directors as compensation or accommodation in lieu of other payment, compensation or accommodation to such customer or supplier;
     (ix) shares of Capital Stock issued to any person that provides services to the Corporation as compensation therefor pursuant to an agreement approved by the Board of Directors;
     (x) shares of Common Stock issued pursuant to paragraph 9; and
     (xi) securities issuable upon conversion or exercise of the securities set forth in paragraphs (i) – (x) above.

ANNEX I
CONVERSION NOTICE
     The undersigned hereby elects to convert shares of Series B Preferred Stock (the “Preferred Stock”), represented by stock certificate No(s).                     , into shares of common stock (“Common Stock”) of Lighting Science Group Corporation (the “Corporation”) according to the terms and conditions of the Certificate of Designation relating to the Preferred Stock (the “Certificate of Designation”), as of the date written below. Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Certificate of Designation.
     Conversion Date:
     Number of Shares of Preferred Stock to be Converted:
     Applicable Conversion Price:
     Number of Shares of Common Stock to be Issued:
     Name of Holder:
     Address:
Signature:
Name:
Title:
     Holder Requests Delivery to be made: (check one)
     By Delivery of Physical Certificates to the Above Address: ___
     Through Depository Trust Corporation: ___(Account No:                                        )

EXHIBIT C
Series C Preferred Stock
of
LIGHTING SCIENCE GROUP CORPORATION
     1. Number of Shares; Designation. A total of 251,739 shares of preferred stock, par value $0.001 per share, of the Corporation are hereby designated as Series C Preferred Stock (the “Series”). Shares of the Series (“Preferred Shares”) will be issued pursuant to the terms of the Letter Agreement, dated as of December 31, 2008 by and between the Corporation and Morrison & Foerster LLP and the Letter Agreement dated as of December 31, 2008 by and between the Corporation and Haynes and Boone, LLP, a copy of which will be provided to any stockholder of the Corporation upon request therefor.
     2. Rank. The Series shall, with respect to rights (including to redemption payments) upon liquidation, dissolution or winding-up of the affairs of the Corporation, rank:
(i)	Senior and prior to the Common Stock, par value $0.001 per share, of the Corporation (the “Common Stock”), and any additional series of preferred stock which may in the future be issued by the Corporation and are designated in the amendment to the Certificate of Incorporation or the certificate of designation establishing such additional preferred stock as ranking junior to the Preferred Shares. Any shares of the Corporation’s Capital Stock which are junior to the Preferred Shares with respect to rights (including to redemption payments) upon liquidation, dissolution or winding-up of the affairs of the Corporation are hereinafter referred to as “Junior Liquidation Shares.”

(ii)	Pari passu with the 6% Convertible Preferred Stock of the Corporation (the “6% Preferred”) and any additional series of preferred stock which may in the future be issued by the Corporation and are designated in the amendment to the Certificate of Incorporation or the certificate of designation establishing such additional preferred stock as ranking equal to the Preferred Shares or which do not state they are Junior Liquidation Shares or Senior Liquidation Shares (as defined below). Any shares of the Corporation’s Capital Stock which are equal to the Preferred Shares with respect to rights (including to redemption payments) upon liquidation, dissolution or winding-up of the affairs of the Corporation are hereinafter referred to as “Parity Liquidation Shares.”

(iii)	Junior to any additional series of preferred stock which may in the future be issued by the Corporation and are designated in the amendment to the Certificate of Incorporation or the certificate of designation establishing such additional preferred stock as ranking senior to the Preferred Shares. Any shares of the Corporation’s Capital Stock which are senior to the Preferred Shares with respect to rights (including to redemption payments) upon liquidation, dissolution or winding-up of the affairs of the Corporation are hereinafter referred to as “Senior Liquidation Shares.”
     3. Dividends. Dividends may be declared and paid on the Preferred Shares from funds legally available therefor as and when determined by the Board of Directors. The Series shall, with respect to the payment of dividends, rank pari passu with the Common Stock; provided, however, that for the avoidance of doubt the 8% accrual on the Preferred Shares payable upon a Liquidation Event shall nonetheless have the priority set forth in paragraph 4 below.
     4. Liquidation.
     (a) The liquidation value per Preferred Share, in case of the voluntary or involuntary liquidation, dissolution or winding-up of the affairs of the Corporation, shall be an amount equal to (i) $12.75 per share (the “Purchase Price”), subject to adjustment in the event of a stock split, stock dividend or similar event applicable to the Series, plus (ii) an amount accruing at the rate of 8% per annum on the Purchase Price, from the date of original issuance and compounding annually (the sum of the foregoing clauses (i) and (ii) being hereinafter referred to as the “Liquidation Value”).
     (b) In the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Corporation (a “Liquidation Event”), the Holders (i) shall not be entitled to receive the Liquidation Value of the shares held by them until the liquidation value of all Senior Liquidation Shares shall have been paid in full, and (ii) shall be entitled to receive the Liquidation Value of such shares held by them in preference to and in priority over any distributions upon the Junior Liquidation Shares. Upon payment in full of the Liquidation Value to which the Holders are entitled, the Holders will not be entitled to any further participation in any distribution of assets by the Corporation. If the assets of the Corporation are not sufficient to pay in full the Liquidation Value payable to the Holders and the liquidation value payable to the holders of any Parity Liquidation Shares, the holders of all such shares shall share ratably in such distribution of assets in accordance with the amounts that would be payable on the distribution if the amounts to which the Holders and the holders of Parity Liquidation Shares are entitled were paid in full.
     (c) For purposes of this paragraph 4, a Change of Control shall be treated as a Liquidation Event and shall entitle each Holder to receive, upon the consummation of such Change of Control, and at such Holder’s option, cash in an amount equal to the Liquidation Value of such Holder’s Preferred Shares. Additionally, for purposes of this paragraph 4, a repurchase of any Preferred Shares by the Corporation shall be treated as a Liquidation Event and shall entitle each Holder of such repurchased Preferred Shares to receive, upon the consummation of the repurchase, cash in an amount equal to the Liquidation Value of such Holder’s Preferred Shares.
     (d) The Corporation shall, no later than the date on which a Liquidation Event occurs, deliver written notice of any Liquidation Event to the Holders, stating the payment date or dates when and the place or places where the amounts distributable in such circumstances shall be payable, not less than 30 days prior to any payment date stated therein, to each Holder.
     5. Conversion. Holders of the Preferred Shares shall have no right to exchange or convert such shares into any other securities.
     6. Status of Shares. All Preferred Shares that are at any time repurchased by the Corporation and subsequently canceled by the Board of Directors, shall be retired and shall not be subject to reissuance.
     7. Voting Rights. Each holder of shares of the Series shall be entitled to 15 votes per Preferred Share and shall have voting rights and powers equal to the voting rights and powers of the Common Stock (except as otherwise expressly provided herein or as required by law), voting together with the Common Stock as a single class and shall be entitled to notice of any stockholders’ meeting in accordance with the Bylaws of the Corporation. Fractional votes shall not, however, be permitted, and any fractional voting rights (after aggregating all shares into which shares of the Series held by each holder could be converted) shall be rounded to the nearest whole number (with one-half being rounded upward). Notwithstanding the foregoing, no holder of shares of the Series shall be entitled to vote on any matters until ninety (90) days after the date of issuance of any Preferred Shares.
     8. Restrictions and Limitations.
     So long as any Preferred Shares remain outstanding, the Corporation shall not, without the vote or written consent by the holders of at least a majority of the outstanding Preferred Shares, voting together as a single class:
(i)	Redeem, purchase or otherwise acquire for value (or pay into or set aside for a sinking or other analogous fund for such purpose) any share or shares of its Capital Stock, except for (a) a transaction in which all outstanding shares of Preferred Stock are concurrently redeemed, purchased or otherwise acquired, (b) conversion into or exchange for shares of Capital Stock of the Corporation that are both (x) Junior Liquidation Shares, and (y) no greater than pari passu with the Preferred Shares with respect to the payment of dividends, or (c) the redemption of the 6% Preferred when due pursuant to the terms of this Restated Certificate of Incorporation; provided, however, that this restriction shall not apply to the repurchase of shares of Common Stock from employees, officers, directors, consultants or other persons performing services for the Corporation or any subsidiary pursuant to agreements under which the Corporation has the option to repurchase such shares at cost or at cost plus interest at a rate not to exceed nine percent (9%) per annum, or, if lower than cost, at fair market value, upon the occurrence of certain events, such as the termination of employment; and provided further, that the total amount applied to the repurchase of shares of Common Stock shall not exceed $100,000 during any twelve month period;

(ii)	alter, modify or amend (whether by merger or otherwise) the terms of the Series in any way;

(iii)	create (whether by merger or otherwise) any new series or class of Capital Stock ranking pari passu with or having a preference over the Series as to redemption or distribution of assets upon a Liquidation Event;

(iv)	increase (whether by merger or otherwise) the authorized number of shares of the Series;

(v)	re-issue (whether by merger or otherwise) any Preferred Shares which have been converted in accordance with the terms hereof;

(vi)	issue (whether by merger or otherwise) any securities of the Corporation ranking pari passu with or senior to Preferred Shares as to rights upon a Liquidation Event;

(vii)	issue (whether by merger or otherwise) any shares of the Series except pursuant to the terms of the Exchange and Contribution Agreement;

(viii)	enter into any definitive agreement or commitment with respect to any of the foregoing; or

(ix)	cause or permit any Subsidiary to engage in or enter into any definitive agreement or commitment with respect to any of the foregoing.
     In the event that the Holders of at least a majority of the outstanding Preferred Shares agree to allow the Corporation to alter or change the rights, preferences or privileges of the Series pursuant to applicable law, no such change shall be effective to the extent that, by its terms, such change applies to less than all of the Preferred Shares then outstanding.
     9. Certain Definitions. As used in this Certificate, the following terms shall have the following respective meanings:
     “Affiliate” of any specified person means any other person directly or indirectly controlling or controlled by or under common control with such specified person. For purposes of this definition, “control” when used with respect to any person means the power to direct the management and policies of such person, directly or indirectly, whether through the ownership of voting securities or otherwise; and the term “controlling” and “controlled” having meanings correlative to the foregoing.
     “Capital Stock” of any person or entity means any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests in the common stock or preferred stock of such person or entity, including, without limitation, partnership and membership interests.
     “Change of Control” means the existence or occurrence of any of the following: (a) the sale, conveyance or disposition of all or substantially all of the assets of the Corporation (other than pursuant to a joint venture arrangement or other transaction in which the Corporation receives at least fifty percent (50%) of the voting equity in another entity or a general partnership); (b) the effectuation of a transaction or series of related transactions in which more than fifty percent (50%) of the voting power of the Corporation is disposed of (other than as a direct result of normal, uncoordinated trading activities in the Common Stock generally); (c) the consolidation, merger or other business combination of the Corporation with or into any other entity, immediately following which the prior stockholders of the Corporation fail to own, directly or indirectly, at least fifty percent (50%) of the voting equity of the surviving entity; (d) a transaction or series of transactions in which any Person or “group” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) acquires more than fifty percent (50%) of the voting equity of the Corporation; (e) the replacement of a majority of the Board of Directors with individuals who were not nominated or elected by at least a majority of the directors at the time of such replacement; or (f) a transaction or series of transactions that constitutes or results in a “going private transaction” (as defined in Section 13(e) of the Exchange Act and the regulations of the Commission issued thereunder).
     “Holder” means any holder of Preferred Shares, all of such holders being the “Holders.”